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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Veritiv Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Veritiv Corporation
1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia 30328
www.veritivcorp.com

April 13, 2017

To Our Stockholders,

        You are cordially invited to attend the Veritiv Corporation 2017 Annual Meeting of Stockholders to be held on Thursday, May 25, 2017 at 9:00 a.m., Eastern Time, at Le Méridien Atlanta Perimeter, 111 Perimeter Center West, Atlanta, Georgia 30346.

        The accompanying Notice of Meeting and Proxy Statement describe the matters to be acted upon at the Annual Meeting and the nominees for election as directors. Please take the time to carefully read each of the proposals described in the attached Proxy Statement.

        Your vote is important. You may cast your vote in person at the meeting, over the Internet, by telephone, or by mail. Your vote will ensure your representation at the Annual Meeting regardless of whether or not you attend in person.

        Thank you for your continued support of Veritiv.

Sincerely,

Mary A. Laschinger Chairman of the Board and Chief Executive Officer

VERITIV CORPORATION

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, May 25, 2017
Time:	9:00 a.m., Eastern Time
Place:	Le Méridien Atlanta Perimeter, 111 Perimeter Center West, Atlanta, Georgia 30346
Purpose:	1.

To elect as directors the eight nominees named in the proxy statement and recommended by the Board of Directors to serve for a one year term expiring at the 2018 annual meeting of stockholders and until their successors are elected and qualified;

	2.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017;
	3.	To approve, on an advisory basis, the Company's executive compensation;
4.

To approve the Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated to increase the number of shares available for issuance under the plan and to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation;

5.

To approve the Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation; and

	6.	To consider and act upon any other matter that may properly come before the annual meeting, or any postponements or adjournments thereof.
Who Can Vote:	Stockholders of record at the close of business on March 27, 2017.
How Can You Vote:

You may cast your vote electronically via the Internet or by telephone by following the instructions on your proxy card or Notice of Internet Availability of Proxy Materials. If you received your proxy materials by mail, you may vote by mail. You may also vote in person at the annual meeting.

Who Can Attend:

All stockholders are invited to attend the annual meeting. If you plan to attend the meeting in person, you must provide proof of share ownership, such as an account statement, and a form of personal identification to be admitted.

By Order of the Board of Directors,

Mark W. Hianik Senior Vice President, General Counsel & Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2017

        Our Proxy Statement for the 2017 Annual Meeting of Stockholders and our Annual Report to Stockholders for the year ended December 31, 2016 are available at http://www.veritivcorp.com/2016annualreport.

VERITIV CORPORATION

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2017

        Veritiv Corporation (the "Company," "Veritiv," "we," "us" or "our") is furnishing this document to you in connection with the solicitation by the Board of Directors of the Company (the "Board") of the enclosed form of proxy for the Company's 2017 annual meeting of stockholders.

        The Company pays for the preparation and mailing of the Notice of Annual Meeting and this proxy statement, and the Company has also made arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of this proxy statement and other annual meeting materials to the beneficial owners of shares of its common stock at the Company's expense. This proxy statement is dated April 13, 2017 and is first being mailed to the Company's stockholders on or about April 13, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

        These materials are being provided to you because the Board is soliciting your proxy to vote at the annual meeting, and at any postponements or adjournments of the annual meeting. This proxy statement describes the matters on which you, as a stockholder, are entitled to vote. It also provides information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

What is a proxy?

        A proxy is your legal designation of another person to vote the shares you own at the annual meeting. By completing and submitting a proxy card, which identifies the persons authorized to act as your proxy, you are giving each of those persons authority to vote your shares as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the annual meeting in person.

Why did I receive more than one proxy card?

        You will receive multiple proxy cards if you hold your shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares are held by a broker, bank, trustee or other nominee (i.e., in "street name"), you will receive your proxy card and other voting information from your broker, bank, trustee or other nominee. It is important that you complete, sign, date and return each proxy card you receive, or vote using the Internet or by telephone as described in the instructions included with your proxy card(s) or in the Notice of Internet Availability of Proxy Materials.

Why didn't I receive paper copies of the proxy materials?

        The Company is furnishing proxy materials to our stockholders via the Internet instead of mailing printed copies of those materials to all of our stockholders, as permitted by rules adopted by the U.S. Securities and Exchange Commission (the "SEC"). This option allows the Company to provide our stockholders with information they need, while reducing our use of natural resources, and cutting back on potentially unwanted materials in our stockholders' mailboxes.

        If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the notice. The Notice of Internet Availability of Proxy Materials provides instructions on how you may access and review the proxy materials on the Internet.

What is the record date and what does it mean?

        The Board established March 27, 2017 as the record date for the annual meeting. Stockholders who own shares of the Company's common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting or any postponements or adjournments of the annual meeting.

How many shares are entitled to vote at the annual meeting?

        As of the close of business on the record date, there were 15,690,745 shares of our common stock outstanding and entitled to vote at the annual meeting. Each share of common stock is entitled to one vote on each proposal to properly come before the meeting.

What is the difference between a "stockholder of record" and a "beneficial owner"?

        Most of our stockholders hold their shares beneficially through a broker, bank, trustee or other nominee rather than of record directly in their own name with Computershare Inc., our transfer agent. As summarized below, there are some differences in the way to vote shares held of record and those owned beneficially.

        If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record of those shares, and proxy materials are being sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders or to vote in person at the annual meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in "street name," and proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not vote those shares in person at the annual meeting unless you have a proxy, executed in your favor, from the holder of record of your shares. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. We strongly encourage you to instruct your broker or nominee how you wish to vote.

How many votes must be present to hold the annual meeting?

        We must have a "quorum" to conduct the annual meeting. A quorum is one-third of the outstanding shares of common stock entitled to vote at the meeting, present in person or by proxy. Properly signed proxies that are marked "abstain" are known as "abstentions." Shares that are held in street name and not voted on one or more of the items before the annual meeting, but are otherwise voted on at least one item, are known as "broker non-votes." Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares represented and entitled to be voted. Broker non-votes, however, are not counted as shares entitled to be voted with respect to the matter on which the broker has expressly not voted.

Who will count the votes?

        A representative from Computershare Inc. will determine if a quorum is present, tabulate the votes and serve as the Company's inspector of election at the annual meeting.

What vote is required to approve each proposal?

        Proposal 1: Election of directors.    In order to be elected, a director nominee must receive the affirmative vote of the holders of a majority in voting power of the shares of stock entitled to vote and represented in person or by proxy at the annual meeting. Stockholders do not have a right to cumulate their votes for the election of directors. Abstentions will be counted as represented and entitled to vote on the proposal and will therefore have the same effect as a vote against Proposal 1. Broker non-votes will not be counted as represented and entitled to vote and will therefore have no impact on the election of director nominees.

        Proposal 2: Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017.    The affirmative vote of the holders of a majority in voting power of the shares of stock entitled to vote on the proposal and represented in person or by proxy at the annual meeting is required to ratify the appointment of our independent registered public accounting firm for 2017. Abstentions will be counted as represented and entitled to vote on the proposal and will therefore have the same effect as a vote against Proposal 2.

        Proposal 3: Advisory vote on executive compensation.    The affirmative vote of the holders of a majority in voting power of the shares of stock entitled to vote on the proposal and represented in person or by proxy at the annual meeting is required to approve, on an advisory basis, the Company's executive compensation. Abstentions will be counted as represented and entitled to vote on the proposal and will therefore have the effect of a vote against Proposal 3. Broker non-votes will not be counted as represented and entitled to vote on the proposal and will therefore have no effect on the outcome of the proposal.

        Proposal 4: Vote on the Amended and Restated Veritiv Corporation 2014 Omnibus Incentive Plan.    The affirmative vote of the holders of a majority in voting power of the shares of stock entitled to vote on the proposal and represented in person or by proxy at the annual meeting is required to approve the Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated to increase the number of shares available for issuance under the plan and to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation. Abstentions will be counted as represented and entitled to vote on the proposal and will therefore have the effect of a vote against Proposal 4. Broker non-votes will not be counted as represented and entitled to vote on the proposal and will therefore have no effect on the outcome of the proposal.

        Proposal 5: Vote on the Amended and Restated Veritiv Corporation 2015 Annual Incentive Plan.    The affirmative vote of the holders of a majority in voting power of the shares of stock entitled to vote on the proposal and represented in person or by proxy at the annual meeting is required to approve the Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation. Abstentions will be counted as represented and entitled to vote on the proposal and will therefore have the effect of a vote against Proposal 5. Broker non-votes will not be counted as represented and entitled to vote on the proposal and will therefore have no effect on the outcome of the proposal.

        Any other matter that properly comes before the meeting will require the approval of the affirmative vote of the holders of a majority of the shares having voting power represented in person or by proxy at the annual meeting.

How do I vote my shares?

        You can vote your shares in one of the following manners:

  •
  by using the Internet;

  •
  by telephone;

  •
  by completing, signing, dating and returning the enclosed proxy card(s), if you received your proxy materials by mail; or

  •
  by attending the annual meeting and voting.

        If you are a stockholder of record, please refer to the specific instructions set forth in the Notice of Internet Availability of Proxy Materials or, if you received your proxy materials by mail, on the proxy card(s).

        If you are a beneficial owner of shares held in street name, your broker, bank, trustee or other nominee will provide you with instructions for voting your shares.

Can I change my vote after I vote by mail, by telephone or using the Internet?

        Yes, if you are a stockholder of record, you can change your vote in any one of the following ways:

  •
  send a written notice to the Corporate Secretary of the Company at 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328 stating that you revoke your proxy, so long as it is received prior to the annual meeting;

  •
  if you received your proxy materials by mail, sign and mail a proxy card bearing a later date, so long as it is received prior to the annual meeting;

  •
  vote again by using the Internet or by telephone; or

  •
  attend the annual meeting and vote in person.

        Your mere presence at the annual meeting will not revoke your proxy. You must take affirmative action in order to revoke your proxy.

        If your shares are held in street name, you must contact your broker, bank, trustee or other nominee in order to revoke your proxy.

How will my proxy be voted?

        If you are a stockholder of record and you complete, sign, date and return your proxy card(s), or vote by using the Internet or by telephone, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s), but do not indicate how you want to vote, your shares will be voted in accordance with the Board's recommendation.

        If you are a beneficial owner, your broker or nominee will vote your shares with respect to Proposals 1, 3, 4 and 5 at the annual meeting only if you instruct your broker or nominee how to vote. If you do not provide your broker or nominee with instructions, your broker or nominee will not be authorized to vote your shares with respect to Proposals 1, 3, 4 and 5. Your broker or nominee may, but is not required to, vote your shares with respect to Proposal 2 if you do not instruct your broker or nominee how to vote.

What are the Board's recommendations on how I should vote my shares?

        The Board recommends that you vote your shares as follows:

          Proposal 1—FOR the election of the eight director nominees named in this proxy statement to serve for a one year term expiring at the 2018 annual meeting of stockholders and until their successors are elected and qualified.

          Proposal 2—FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017.

          Proposal 3—FOR the approval, on an advisory basis, of the Company's executive compensation.

          Proposal 4—FOR the approval of the Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated to increase the number of shares available for issuance under the plan and to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation.

          Proposal 5—FOR the approval of the Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation.

What do I need to do if I plan to attend the meeting in person?

        If you plan to attend the annual meeting in person, you must provide proof of your ownership of our common stock and a form of personal identification for admission to the meeting. If you hold shares in street name and you also wish to be able to vote at the meeting, you must also obtain a proxy, executed in your favor, from your broker or other nominee. All current stockholders are invited to attend the meeting, even if you did not hold shares on the record date.

Who is bearing the cost of this proxy solicitation and how is the solicitation effected?

        We will bear the cost of soliciting proxies, including expenses in connection with preparing and distributing this proxy statement. Our directors, officers and employees may solicit proxies on our behalf in person or by mail or telephone and no additional compensation will be paid for such solicitation. We have engaged Innisfree M&A Incorporated to assist us in the solicitation of proxies. We expect to pay Innisfree approximately $10,000 for these services, plus expenses. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for expenses incurred in forwarding proxy materials to beneficial owners of our stock and obtaining their proxies.

Who can answer my questions?

        If you need additional copies of the proxy materials, have questions about the proxy materials or the annual meeting, or need assistance in voting your shares, you should contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free at (888) 750-5834
Banks and brokers can call collect at (212) 750-5833

        You may also contact us at the following address:

Veritiv Corporation
1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia 30328
Attention: Corporate Affairs
Telephone: 844-VERITIV or (844) 837-4848

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of the Company's common stock beneficially owned as of March 27, 2017 by (i) each of the Company's directors, (ii) each of the named executive officers, (iii) all directors and executive officers of the Company as a group and (iv) owners of more than 5% of the outstanding shares of the Company's common stock. In accordance with SEC rules, beneficial ownership includes: (i) all shares the stockholder actually owns beneficially or of record; (ii) all shares over which the stockholder has or shares voting or dispositive control; and (iii) all shares the stockholder has the right to acquire within 60 days of March 27, 2017. Except as indicated in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares owned beneficially by them.

Name of Beneficial Owner	Number of Shares	Percentage of Shares(1)
Directors (excluding Ms. Laschinger)(2)
Daniel T. Henry	8,213	*
Liza K. Landsman	—	*
Tracy A. Leinbach	3,213	*
William E. Mitchell	3,213	*
Michael P. Muldowney	3,213	*
Charles G. Ward, III	3,213	*
John J. Zillmer	3,213	*
Named Executive Officers
Mary A. Laschinger	8,749	*
Stephen J. Smith	2,000	*
Thomas S. Lazzaro	169	*
Mark W. Hianik	1,000	*
Daniel J. Watkoske	1,796	*
All current executive officers and directors as a group (17 persons)	38,922	*
More than 5% owners
UWW Holdings, LLC(3)	4,283,840	27.3%
The Baupost Group, L.L.C., SAK Corporation and Seth A. Klarman(4)	3,044,385	19.4%
BlackRock, Inc.(5)	1,041,899	6.6%

*
Less than 1%.

(1)
Percentage ownership is determined based on a total of 15,690,745 shares of our common stock outstanding as of March 27, 2017.

(2)
For each of the non-management directors, other than Ms. Landsman, includes 3,213 fully-vested stock settled deferred share units granted on June 22, 2016.

(3)
Based on the information provided pursuant to the Schedule 13D/A filed by UWW Holdings, LLC (the "UWW Schedule 13D/A") with the SEC on March 22, 2017. UWW Holdings, LLC reported that, as of March 16, 2017, it has sole voting power and dispositive power with respect to 4,283,840 shares of Company common stock. The UWW Schedule 13D/A indicates that voting and dispositive power with respect to the shares of common stock held by UWW Holdings, LLC is exercised through a three-member board of managers acting by majority vote. Bain Capital Fund VII, L.P. ("Fund VII") and Bain Capital VII Coinvestment Fund, L.P. ("Coinvestment VII") have the right to appoint two of the three members of the board of managers of UWW Holdings, LLC. Bain Capital Investors, LLC ("BCI") is the general partner of Bain Capital Partners VII, L.P., which is the general partner of each of Fund VII and Coinvestment VII (collectively, BCI and its investment funds advised or managed by it, "Bain Capital"). In addition, certain investment funds associated with Bain Capital collectively hold common equity interests of UWW Holdings, LLC (together with Fund VII and Coinvestment VII, the "Bain Capital Funds"). The UWW Schedule 13D/A further indicates that the investment strategy and decision-making process with respect to investments held by investment funds associated with Bain Capital is directed by BCI's Global Private Equity Board. Each of BCI, the Bain Capital Funds and UWW Holdings, LLC has a business address c/o Bain Capital Investors, LLC, 200 Clarendon Street, Boston, Massachusetts 02116.

(4)
Based on the information provided pursuant to the Schedule 13G/A filed by The Baupost Group, L.L.C. ("Baupost"), SAK Corporation and Seth A. Klarman with the SEC on February 14, 2017. Baupost, SAK Corporation and Mr. Klarman each reported that, as of December 31, 2016, it or he has shared voting and dispositive power with respect to 3,044,385 shares of Company common stock. Baupost is a registered investment adviser and acts as an investment adviser and general partner to various private investment limited partnerships. SAK Corporation is the Manager of Baupost. Mr. Klarman, as the sole shareholder of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the securities beneficially owned by Baupost. Each of Baupost, SAK Corporation and Seth A. Klarman has a business address of 10 St. James Avenue, Suite 1700, Boston, Massachusetts 02116.

(5)
Based on the information provided pursuant to the Schedule 13G filed by BlackRock, Inc. ("BlackRock") with the SEC on January 30, 2017. BlackRock reported that, as of December 31, 2016, it has sole voting power with respect to 1,025,806 shares and sole dispositive power with respect to 1,041,899 shares. BlackRock has a business address of 55 East 52nd Street, New York, NY 10055.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the U.S. securities laws, the Company's directors, executive officers and beneficial owners of more than 10% of our common stock are required to report their initial ownership of shares and any subsequent changes in that ownership to the SEC and the New York Stock Exchange ("NYSE"). Due dates for the reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely upon our review of the copies of such forms received by us or written representations that no other forms were required from reporting persons, we believe that all such reports were submitted on a timely basis during 2016.

 PROPOSAL 1—ELECTION OF DIRECTORS

        At the 2017 annual meeting of stockholders, eight nominees are standing for election or re-election, as applicable, as directors of the Company for a one-year term. As previously disclosed, Matthew J. Espe resigned from the Board effective February 15, 2017. Following a search process initiated by the Nominating and Governance Committee, with the assistance of a global executive search firm, the Nominating and Governance Committee identified Liza K. Landsman as a qualified director candidate and recommended her to the Board. The Board appointed Ms. Landsman as a director effective March 8, 2017.

        Each director nominee will be elected if he or she receives more "FOR" votes than "AGAINST" votes. Each nominee elected as a director will continue in office until the 2018 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

        The Nominating and Governance Committee of the Board of Directors is responsible for making recommendations to the Board concerning nominees for election as directors and nominees for Board vacancies. When assessing a director candidate's qualifications, the Nominating and Governance Committee will consider the candidate's independence, skills, current and previous occupations, other board memberships and professional experiences in the context of the needs of the Board. In addition, this Committee looks at the overall composition of the Board and how a candidate would contribute to the overall synergy and collaborative process of the Board. The Nominating and Governance Committee has adopted Director Qualification Criteria and Independence Standards, which, in general, require that director candidates have ample experience and a proven record of professional success, leadership and the highest level of personal and professional ethics, integrity and values. The Nominating and Governance Committee seeks qualified candidates with diverse backgrounds including, but not limited to, such factors as race, gender and ethnicity. Our Corporate Governance Guidelines provide that the Nominating and Governance Committee will consider director candidates recommended by stockholders, provided such recommendations comply with the process set forth in our bylaws. In assessing such candidates, the Nominating and Governance Committee will consider the same criteria described above. See our Corporate Governance Guidelines and our Director Qualification Criteria and Independence Standards, which may be viewed in the governance section of our website at http://ir.veritivcorp.com, for additional information on the selection of director candidates.

        Each nominee named in this proxy statement has consented to being named in this proxy statement and to serve if elected. If any nominee becomes unable to serve, proxies will be voted for the election of such other person as the Board may designate, unless the Board chooses to reduce the number of director seats. However, the Company has no reason to believe that any nominee will be unable to serve.

        The following are descriptions of the business and public company director experience of our director nominees, including their current principal positions, terms of office, and ages as of March 27, 2017. We have been advised that there are no family relationships among any of our executive officers and directors.

        Daniel T. Henry, 67, has been a director of the Company since June 2014. He served as the Chief Financial Officer of American Express Company, a global financial services company, from October 2007 until his retirement in August 2013 and as its Executive Vice President from February 2007 until his August 2013 retirement. While at American Express, Mr. Henry was responsible for leading the company's finance organization and representing American Express to investors, lenders and rating agencies. Mr. Henry joined American Express in 1990 and served in a variety of senior finance roles including Comptroller. Prior to joining American Express, Mr. Henry was a Partner with Ernst & Young LLP. Mr. Henry brings to the Board of Directors substantial experience and expertise with respect to complex financial systems, public company financial management and reporting, and financial and strategic planning. Mr. Henry also serves as a director of The Hanover Insurance Group and formerly served on the board of directors of Groupon, Inc.

        Liza K. Landsman, 47, has been a director of the Company since March 2017. She is the President and Chief Customer Officer of Jet.com, an online retailer recently acquired by Walmart, a position she assumed in February 2017. From March 2015 to February 2017, Ms. Landsman served as Executive Vice President and Chief Customer Officer of Jet.com, overseeing marketing, advertising and all aspects of the customer experience. From May 2013 to March 2015, Ms. Landsman served as Executive Vice President and Chief Marketing Officer for E*Trade, an online financial services company. From March 2012 to May 2013, Ms. Landsman served as Managing Director and Global Head of Digital for BlackRock, Inc., a global investment firm, where she was responsible for firm wide digital marketing strategy, including social websites and mobile applications. Previously, Ms. Landsman served as Operating Partner and Acting Chief Marketing Officer at Bravas Partners LLC, and in a variety of senior leadership roles at Citigroup, Inc. over a 10-year period. Ms. Landsman brings to the Board of Directors strong leadership skills and extensive digital, mobile and social media marketing and business development experience. Ms. Landsman also serves as a director of Choice Hotels International, Inc.

        Mary A. Laschinger, 56, has served as Chairman and Chief Executive Officer of the Company since July 2014. Ms. Laschinger served as Senior Vice President of International Paper Company, a global packaging and paper manufacturing company, from 2007 to July 2014 and as President of its xpedx distribution business from January 2010 to July 2014. She previously served as President of International Paper's Europe, Middle East, Africa and Russia business, Vice President and General Manager of International Paper's Wood Products and Pulp businesses and in other senior management roles at International Paper in sales, marketing, manufacturing and supply chain. Ms. Laschinger joined International Paper in 1992. Prior to joining International Paper, Ms. Laschinger held various positions in product management and distribution at James River Corporation and Kimberly-Clark Corporation. Ms. Laschinger brings to the Board of Directors significant knowledge and executive management experience running domestic and international manufacturing and distribution businesses as well as a deep understanding of Veritiv and the industry in which it operates. Ms. Laschinger also serves as a director of Kellogg Company and the Federal Reserve Bank of Atlanta.

        Tracy A. Leinbach, 57, has been a director of the Company since June 2014. She served as Executive Vice President and Chief Financial Officer of Ryder System, Inc., a global leader in supply chain, warehousing and transportation management solutions, from March 2003 until her retirement in February 2006. Ms. Leinbach served as Executive Vice President of Ryder's Fleet Management Solutions from March 2001 to March 2003, Senior Vice President, Sales and Marketing from September 2000 to March 2001, and Senior Vice President, Field Management from July 2000 to September 2000. Since beginning her career at Ryder in 1985, Ms. Leinbach served in various finance, operations and sales positions of increasing responsibility, including serving Ryder Transportation Services as Managing Director-Europe, Senior Vice President and Chief Financial Officer, Senior Vice President, Business Services and Senior Vice President, Purchasing and Asset Management. Prior to her career with Ryder, Ms. Leinbach, a former licensed CPA, worked in public accounting for Price Waterhouse. Ms. Leinbach brings to the Board of Directors particular knowledge, expertise and perspectives in corporate finance; operations, sales and logistics; strategic planning and risk management; issues regarding the management of a multinational corporation; and financial reporting and accounting issues for large public companies. Ms. Leinbach also serves as a director of Hasbro, Inc. and Forward Air Corporation.

        William E. Mitchell, 73, has been a director of the Company since June 2014. He is the managing partner of Sequel Capital Management, LLC, an investment management firm that he founded in 2010. Mr. Mitchell served as Chairman of the Board of Directors of Arrow Electronics, Inc., a global electronic components and computer products distributor, from May 2006 to December 2009, and also served as Arrow's Chief Executive Officer from February 2003 to May 2009 and as Arrow's President from February 2003 to February 2008. Prior to that, Mr. Mitchell was President of Solectron Global

Services, Inc. from 1999 to 2003 and was Chairman, President and Chief Executive Officer of Sequel, Inc. from 1995 to 1999 until its acquisition by Solectron. Mr. Mitchell brings to the Board of Directors extensive experience as president and chief executive officer of a global distribution company, extensive knowledge of international business operations and significant experience in the governance of large publicly-traded corporations. Mr. Mitchell currently serves as a director of Humana, Inc. and Rogers Corporation. In addition to formerly serving as Chairman of Arrow Electronics, Inc., Mr. Mitchell previously served as a director of Brown-Forman Corporation, National Semiconductor Corporation and Spansion, Inc.

        Michael P. Muldowney, 53, has been a director of the Company since June 2014. He is the Chief Financial Officer of Gordon Brothers Group, a global advisory, restructuring and investment firm, a position he assumed in May 2014. From 2012 to May 2014, Mr. Muldowney served as Founder and Chief Executive Officer of Foxford Capital, LLC, a strategic financial advisory and investment management firm. From 2007 to 2011, Mr. Muldowney served as the Executive Vice President and Chief Financial Officer of Houghton Mifflin Harcourt Company, a global educational publishing company. From March 2011 to September 2011, Mr. Muldowney also served as Houghton Mifflin Harcourt Company's Interim Chief Executive Officer. Houghton Mifflin Harcourt Company filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in May 2012 and emerged with a confirmed plan in June 2012. Previously, Mr. Muldowney served in various capacities, including as Chief Operating Officer, Chief Financial Officer, President and Director, at Nextera Enterprises, Inc., a consulting firm. Early in his career, Mr. Muldowney held various management positions with Marsh & McLennan Companies, including Corporate Controller and Principal of the Mercer Management Consulting subsidiary. Mr. Muldowney, a former Certified Public Accountant, brings to the Board of Directors a broad-based business background and significant financial expertise and leadership skills.

        Charles G. Ward, III, 64, has been a director of the Company since June 2014. He was a partner at Perella Weinberg Partners, a global, independent advisory and asset management firm, from March 2012 until his retirement in December 2015. From October 2010 to December 2011, Mr. Ward served as Chief Investment Officer for Arcapita Inc., a private equity firm. Arcapita filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in March 2012 and emerged with a confirmed plan in September 2013. From 2002 to 2010, Mr. Ward was President of Lazard Ltd., a leading financial advisory and investment management firm. Prior to that, Mr. Ward served as Global Head of Investment Banking and Private Equity for Credit Suisse First Boston and as a Co-Founder and member of the board of directors of Wasserstein Perella Group, a U.S. investment bank. Mr. Ward brings to the Board of Directors extensive investment banking, capital markets and private equity experience.

        John J. Zillmer, 61, has been a director of the Company since June 2014. He is the retired Executive Chairman of Univar Inc., a leading global distributor of industrial and specialty chemicals and related services, which position he held from May 2012 to December 2012. Mr. Zillmer served as President and Chief Executive Officer of Univar Inc. from October 2009 to May 2012. Prior to joining Univar Inc., Mr. Zillmer was Chairman and Chief Executive Officer of Allied Waste Industries, Inc., the nation's second-largest waste management company, from May 2005 until December 2008, when Allied Waste Industries, Inc. merged with Republic Services, Inc. Previously, Mr. Zillmer spent 18 years at Aramark Corporation, a leading foodservice, facilities and uniforms provider, in roles of increasing responsibility, the last of which was President, Food and Support Services. Mr. Zillmer brings to the Board of Directors strong leadership skills, broad experience with public and private boards of directors, and extensive knowledge in the areas of strategy development and execution, operational efficiencies, management of global operations, capital investments and executive compensation. Mr. Zillmer also serves as a director of Ecolab Inc., Performance Food Group Company and Reynolds American, Inc.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT FOR ELECTION TO THE BOARD

CORPORATE GOVERNANCE

Corporate Governance Principles

        Our business is managed under the direction of our Board of Directors pursuant to the Delaware General Corporation Law and our bylaws. The Board has responsibility for establishing broad corporate policies and for the overall performance of our Company. The Board is kept advised of company business through regular written reports and analyses and discussions with the Chairman and CEO and other executive officers, by reviewing materials provided to them and by participating in Board and committee meetings.

        The Board has adopted policies and procedures designed to ensure effective governance of the Company. Our corporate governance materials, including our Corporate Governance Guidelines, the charters of each of the standing committees of the Board and our Code of Business Conduct and Ethics, may be viewed in the governance section of our website at http://ir.veritivcorp.com. We intend to include on our website information about any amendments to, or waivers from, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller in accordance with SEC rules.

        The Nominating and Governance Committee reviews our Corporate Governance Guidelines on a regular basis and proposes modifications to the principles and other key governance practices as warranted for adoption by the Board.

Director Independence

        The Company requires that a majority of its directors be "independent" as defined by the Director Qualification Criteria and Independence Standards and the rules of the NYSE and the SEC. The Board makes a determination as to the independence of each director upon such director's initial appointment and thereafter on an annual basis. The Board has determined that each of the current members of the Board, except for Mary A. Laschinger, has no material relationship with the Company and satisfies all the criteria for being "independent" members of our Board within the meaning of the Director Qualification Criteria and Independence Standards and the rules of the NYSE and the SEC.

Board Composition and Leadership Structure

        The Board currently consists of eight directors, all of whom are standing for election or re-election, as applicable, at the annual meeting. Our charter and bylaws provide that the Board may increase or decrease the size of the Board and fill any vacancies.

        Ms. Laschinger serves as the Chairman of the Board and CEO of the Company. Our Board has concluded that combining the roles of CEO and Chairman of the Board is the most effective leadership structure for the Company at the present time as it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company's strategic and business plans. In coming to this conclusion, the independent directors considered Ms. Laschinger's vast experience within the Company's industry that affords her a broad and uniquely well-informed perspective on the Company's business, as well as substantial insight into the trends and opportunities that may affect the Company's future. The combination of the Chairman and CEO roles is balanced by the appointment of a Presiding Director, as well as a majority of our Board being comprised of independent directors. As discussed further below, the Presiding Director is responsible for providing leadership to our Board when circumstances arise in which the joint role of the Chairman and CEO may be, or may be perceived to be, in conflict and chairing those Board sessions that are attended only by independent directors. Our Board believes that having a Presiding Director as part of its leadership structure promotes greater management accountability and ensures that directors have an independent contact on matters of concern to them.

Board Meetings, Executive Sessions and Presiding Director

        During 2016, the Board met nine times and each director nominee standing for re-election attended at least 90% of the total number of Board meetings and meetings of the standing committees on which he or she then served. Our independent directors meet at regularly scheduled executive sessions at least semiannually without management representatives or non-independent directors present. Executive sessions generally coincide with regularly scheduled meetings of the Board. As provided in the Company's Corporate Governance Guidelines, executive sessions are chaired by the Presiding Director. The independent members of the Board, based on the recommendation of the Nominating and Governance Committee, elected Mr. Mitchell to serve as Presiding Director until the 2017 annual meeting and expect to elect him to continue in that role for another one-year term, subject to his re-election at the 2017 annual meeting.

        The responsibilities of the Presiding Director include:

  •
  convening and presiding over executive sessions attended only by independent and non-employee directors;

  •
  in consultation with the Compensation and Leadership Development Committee, organizing the process pursuant to which the independent directors shall evaluate the performance of the Chairman and CEO;

  •
  coordinating, developing agenda items, moderating and maintaining a record of all meetings of independent directors;

  •
  consulting with the Chairman and CEO regarding agenda items and other logistics for Board meetings;

  •
  serving as a liaison between non-management directors and the Chairman and CEO and other leadership team members, particularly with respect to sensitive matters; and

  •
  participating in the director recruitment process along with the Chairman and CEO and the Nominating and Governance Committee.

        The Presiding Director is also available to receive direct communications from stockholders through Board approved procedures and may periodically, as directed by our Board, be asked to speak for the Company or perform other responsibilities.

Annual Meeting Attendance

        Our Corporate Governance Guidelines provide that members of the Board are expected to attend annual stockholder meetings and all of the directors standing for re-election attended the 2016 annual stockholder meeting.

Board Committees

        The standing committees of the Board are the Audit and Finance Committee, the Compensation and Leadership Development Committee and the Nominating and Governance Committee. All of the standing committees are comprised entirely of independent directors in accordance with the NYSE listing standards. The table below shows the current members of each of the committees and the number of meetings each committee held in 2016:

Name	Audit and Finance Committee	Compensation and Leadership Development Committee	Nominating and Governance Committee
Daniel T. Henry	Chair	✓
Liza K. Landsman			✓
Tracy A. Leinbach	✓		Chair
Michael P. Muldowney	✓	✓
Charles G. Ward, III	✓		✓
John J. Zillmer		Chair	✓
Number of Meetings	5	4	7

Audit and Finance Committee

        The principal functions of the Audit and Finance Committee include:

  •
  reviewing and discussing with the independent auditors of the Company the scope and thoroughness of the independent auditors' examination and reports, and judgments made, and considering recommendations of the independent auditors;

  •
  reviewing and discussing with management of the Company analyses prepared, the scope and thoroughness of review, and judgments made;

  •
  appointing the independent auditor and pre-approving all services and related fees for the year;

  •
  preparing and approving the committee report required by the rules of the SEC for inclusion in the Company's annual proxy statement and annual report to stockholders;

  •
  reviewing the independent auditor's qualifications, performance and independence;

  •
  reviewing the sufficiency and effectiveness of the Company's system of internal controls, including compliance with legal and regulatory requirements;

  •
  reviewing and discussing the Company's quarterly and annual filings on Form 10-Q and Form 10-K, respectively;

  •
  reviewing periodically the Company's antifraud programs and controls;

  •
  evaluating enterprise risk issues and risk management policies;

  •
  reviewing and authorizing capital structure plans, significant commitments and contingent liabilities, and capital expenditures, financings, acquisitions and divestments; and

  •
  performing other functions or duties deemed appropriate by the Board.

        Our Board has determined that each member of the Audit and Finance Committee satisfies all applicable financial literacy requirements, each member meets the definition of an "audit committee financial expert" as defined by the SEC and each member is "independent" as defined by the listing standards of the NYSE.

        The Audit and Finance Committee charter is posted in the governance section of the Company's website at http://ir.veritivcorp.com.

Compensation and Leadership Development Committee

        The principal functions of the Compensation and Leadership Development Committee include:

  •
  establishing, periodically reviewing and implementing the Company's compensation philosophy and overseeing the development and implementation of the compensation programs for the executive officers;

  •
  determining the corporate and individual performance measures and objectives of the Company's executive officers;

  •
  assuring that the total compensation paid to the Company's executive officers is fair, equitable and competitive, based on an internal review and comparison to survey data;

  •
  approving and administering the terms and policies of the Company's long-term incentive compensation programs for executive officers;

  •
  approving and administering the terms and policies of the Company's short-term incentive compensation programs for executive officers;

  •
  approving the Company's performance achievement as measured against its incentive compensation plan metrics and the resulting payouts;

  •
  reviewing and approving employment agreements, severance agreements and change-in-control agreements, and any additional special or supplemental benefits for executive officers;

  •
  reviewing and approving retirement and benefit plans for executive officers;

  •
  reviewing at least annually senior management succession planning and policies and programs for the development of leadership personnel;

  •
  preparing and approving the report of the compensation committee required by the rules of the SEC for inclusion in the Company's annual proxy statement and annual report to stockholders; and

  •
  performing other functions or duties deemed appropriate by the Board.

        The Compensation and Leadership Development Committee charter is posted in the governance section of the Company's website at http://ir.veritivcorp.com.

Nominating and Governance Committee

        The principal functions of the Nominating and Governance Committee include:

  •
  developing qualifications/criteria for selecting and evaluating director nominees and evaluating current directors;

  •
  considering and proposing director nominees for election to the Board;

  •
  selecting candidates to fill Board vacancies as they may occur;

  •
  making recommendations to the Board regarding the committees' memberships;

  •
  reviewing and making recommendations with respect to the compensation (including equity-based compensation plans) of non-employee directors, including the Presiding Director;

  •
  developing and generally monitoring the Company's Corporate Governance Guidelines and procedures;

  •
  addressing possible and actual conflicts of interest and any other potential issues concerning a director's compliance with the Company's Code of Business Conduct and Ethics, including, but not limited to, compliance with the Related Person Transaction Policy;

  •
  administering the annual evaluation of the Board; and

  •
  performing other functions or duties deemed appropriate by the Board.

        The Nominating and Governance Committee charter is posted in the governance section of the Company's website at http://ir.veritivcorp.com.

Communications with the Board

        Interested parties who wish to communicate with members of the Board as a group, with non-employee or independent directors as a group, or with individual directors, may do so by writing to Board Members c/o Corporate Secretary, Veritiv Corporation, 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328. The directors have requested that the Corporate Secretary act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its committees will be forwarded to the appropriate directors. Communications relating to matters within the responsibility of one of the committees of the Board will be forwarded to the chair of the appropriate committee. Communications relating to ordinary business matters are not within the scope of the Board's responsibility and will be forwarded to the appropriate officer at the Company. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

Related Person Transaction Policy

        The Board recognizes that transactions with Related Persons (as defined below) present a potential for conflict of interest (or the perception of a conflict) and, together with the Company's senior management, the Board has enforced the conflict of interest provisions set forth in the Company's Code of Business Conduct and Ethics. All employees and members of the Board are subject to the Company's Code of Business Conduct and Ethics. Additionally, we have adopted a written policy regarding review and approval of related party transactions by the Audit and Finance Committee (the "Related Person Transaction Policy"). The Related Person Transaction Policy is posted in the governance section of the Company's website at http://ir.veritivcorp.com.

        The Company's Related Person Transaction Policy defines a "Related Person" as any person who is, or at any time since the beginning of our last fiscal year was:

  •
  a director or executive officer of the Company or a nominee to become a director of the Company;

  •
  any person who is known to be the beneficial owner of more than 5% of our common stock;

  •
  any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

  •
  any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owner in which such person has a beneficial ownership interest of 10% or more.

        Pursuant to the terms of the Related Person Transaction Policy, any Related Person Transaction is required to be reported to the General Counsel, who will then determine whether it should be submitted to our Audit and Finance Committee for consideration (or if it is not practicable or desirable for the Company to wait until the next regularly scheduled Audit and Finance Committee meeting, to the Chair of the Audit and Finance Committee). The Audit and Finance Committee, or where submitted to the Chair of the Audit and Finance Committee, the Chair, must then review and decide whether to approve any Related Person Transaction. The Audit and Finance Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company. When applicable, the Chair of the Audit and Finance Committee shall report to the Audit and Finance Committee at its next meeting any approval under the policy pursuant to the Chair's delegated authority.

        For purposes of the Related Person Transaction Policy, a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect interest.

        There were no transactions from January 1, 2016 through the date of this proxy statement required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Board Role in Risk Oversight

        Management is responsible for identifying and prioritizing enterprise risks facing the Company. The Board, in turn, is responsible for ensuring that material risks are managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with management.

        The Audit and Finance Committee is responsible for discussing our overall risk assessment and risk management practices, as set forth in the Audit and Finance Committee charter. The Audit and Finance Committee also performs a central oversight role with respect to financial and compliance risks, and periodically reports on its findings to the full Board. In addition, the Audit and Finance Committee is responsible for assessing risk, including internal control over financial reporting, related to our capital structure and significant financial exposures, and regularly evaluates financial risks associated with such programs.

        The Compensation and Leadership Development Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us.

        The Nominating and Governance Committee oversees risks related to our governance structure and processes, including whether they are successful in preventing illegal or improper liability-creating conduct.

Director Compensation

        2016 Cash Compensation.    Each of our non-employee directors received an annual cash retainer of $85,000. The director who served as chair of the Audit and Finance Committee received an additional annual cash retainer of $20,000, the director who served as chair of the Compensation and Leadership Development Committee received an additional annual cash retainer of $15,000, and the director who served as chair of the Nominating and Governance Committee received an additional annual cash retainer of $10,000. Our Presiding Director received an additional annual cash retainer of $25,000. We do not provide any per-meeting compensation to any of our directors. All members of our

Board are reimbursed for their reasonable costs and expenses incurred in attending our Board meetings.

        2016 Equity-Based Compensation.    Each of our non-employee directors received an annual equity-based award with a grant date fair value of $125,000. The equity-based awards granted to our directors are made pursuant to our 2014 Omnibus Incentive Plan.

        Changes for 2017.    In 2016, the Nominating and Governance Committee reviewed our non-management director compensation program. This review was conducted with the assistance of Meridian Compensation Partners LLC ("Meridian"), the independent compensation consultant to the Compensation and Leadership Development Committee. Meridian provided market data on director compensation programs at comparable companies, including companies in the compensation benchmarking peer group described in "Executive Compensation—Compensation Discussion and Analysis—How We Make Compensation Decisions" beginning on page 31. Based on this review and the recommendation of the Nominating and Governance Committee, the Board approved an increase in the additional annual cash retainer for the director who serves as chair of the Audit and Finance Committee to $25,000 and an increase in the additional annual cash retainer for the director who serves as chair of the Nominating and Governance Committee to $12,000. In addition, the Board approved an increase in the annual equity-based award value to $140,000. These changes were effective January 1, 2017. The annual cash retainer of $85,000 and the additional cash retainer of $20,000 payable to the director who serves as chair of the Compensation and Leadership Development Committee remain unchanged.

        2016 Director Compensation Table.    The following table summarizes the compensation that we paid or awarded to each individual who served as a non-employee director during 2016. Ms. Laschinger did not receive compensation for her service as a director. Information regarding compensation for Ms. Laschinger can be found in the "Executive Compensation" section of this proxy statement.

Name	Fees Earned or Paid in Cash	Equity-based Awards(1)(2)	Total
Allan R. Dragone, Jr.	$42,500	0	$42,500
Matthew J. Espe	$49,585	$125,000	$174,585
Daniel T. Henry	$105,000	$125,000	$230,000
Tracy A. Leinbach	$90,000	$125,000	$215,000
Seth A. Meisel	$42,500	0	$42,500
William E. Mitchell	$110,000	$125,000	$235,000
Michael P. Muldowney	$85,000	$125,000	$210,000
Charles G. Ward, III	$85,000	$125,000	$210,000
John J. Zillmer	$100,000	$125,000	$225,000

(1)
The amounts disclosed in the "Equity-based Awards" column represent the aggregate grant date fair value of stock settled deferred share units granted during 2016 as determined pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (FASB ASC Topic 718). The reported amount represents the annual equity-based compensation target of $125,000 for 2016. See Note 15 to the Consolidated and Combined Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 for a discussion of the relevant assumptions used in calculating the amounts reported for the applicable year.

(2)
As of December 31, 2016, each individual who served as a non-employee director during 2016 held the following number of deferred share units:

Name	Deferred Share Units
Allan R. Dragone, Jr. (i)	0
Matthew J. Espe (ii)	3,213
Daniel T. Henry	8,649
Tracy A. Leinbach	8,649
Seth A. Meisel (i)	0
William E. Mitchell	8,649
Michael P. Muldowney	8,649
Charles G. Ward	8,649
John J. Zillmer	8,649

(i)
Resigned from the Board of Directors effective as of the 2016 annual meeting of stockholders.

(ii)
Elected to the Board of Directors on May 27, 2016 and resigned effective February 15, 2017.

        Agreements with Allan R. Dragone, Jr.    Mr. Dragone previously served as the Chief Executive Officer of Unisource Worldwide,  Inc. ("Unisource"). In connection with the Transactions discussed on page 22, UWW Holdings, Inc., the parent company of Unisource, merged with and into Veritiv and Mr. Dragone ceased to serve as an employee of Unisource. As a result, Mr. Dragone became entitled to certain severance and other benefits under his Employment Agreement and his Separation and Non-Competition Agreement with UWW Holdings, Inc. As a result of the Transactions, Veritiv became obligated to provide these severance and other benefits to Mr. Dragone. From January 1, 2015 through March 2016, Veritiv paid Mr. Dragone a total of approximately $2.6 million in severance pursuant to such agreements.

        Director Stock Ownership Guidelines.    The director stock ownership guidelines adopted in March 2015 required each of our non-management directors to hold all of his or her equity awards until such time as he or she no longer serves as a non-management director of the Company. In March 2017, the Compensation and Leadership Development Committee approved a modification to the non-management director stock ownership guidelines. This modification requires each of our non-management directors to retain Veritiv common stock received in the form of equity awards until such time as he or she achieves and maintains an aggregate value of Veritiv common stock equal to five times his or her then current annual cash retainer. For purposes of these guidelines, stock holdings will be deemed to include deferred share units, notional share units for stock awards deferred pursuant to the Veritiv Deferred Compensation Plan and/or outright stock grants. Ms. Laschinger is subject to the management stock ownership guidelines described on page 33.

AUDIT AND FINANCE COMMITTEE REPORT

        The Audit and Finance Committee of the Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting practices, systems of internal control, audit process and monitoring compliance with laws and regulations and standards of business conduct. The Board has adopted a written charter for the Audit and Finance Committee. Management has responsibility for preparing our financial statements as well as for our financial reporting process. Deloitte & Touche LLP ("Deloitte"), acting as independent accountant, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in the United States.

        In this context, the Audit and Finance Committee hereby reports as follows:

          (1)   The Audit and Finance Committee has reviewed and discussed the audited financial statements for fiscal year 2016 with management.

          (2)   The Audit and Finance Committee has discussed with Deloitte the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

          (3)   The Audit and Finance Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit and Finance Committee concerning independence and has discussed with Deloitte its independence.

          (4)   Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit and Finance Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

        This Audit and Finance Committee Report shall not be deemed to be "filed" with the SEC or subject to Section 18 of the Exchange Act.

AUDIT AND FINANCE COMMITTEE
Daniel T. Henry, Chairman Tracy A. Leinbach Michael P. Muldowney Charles G. Ward, III

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

        Generally, the Audit and Finance Committee approves each year the specific types and estimated amounts of all audit and non-audit services that are contemplated to be performed by our independent registered public accounting firm during that calendar year, before any such work commences. The Chairman of the Audit and Finance Committee may approve other services not prohibited by applicable law or regulation and not previously approved by the Audit and Finance Committee up to $250,000 at any one time. The Chairman may also approve services previously approved by the Audit and Finance Committee at amounts up to $250,000 higher than previously approved by the Audit and Finance Committee. In either case, the Chairman will report his approval of such additional services and/or amounts to the Audit and Finance Committee at its next scheduled meeting or at a special meeting, which may be called in the absolute discretion of the Chairman, and such amounts are subject to Committee ratification. The Chairman may also defer to the Audit and Finance Committee with respect to any such additional services or amounts. The Chairman and/or the Audit and Finance Committee is authorized to approve such additional non-audit services without limit after they determine that such services will not impair the independence of the independent registered public accounting firm.

        Aggregate fees for professional services rendered by Deloitte for the years ended December 31, 2016 and 2015 were as follows:

	2016	2015
Audit Fees	$4,480,000	$4,764,400
Audit-Related Fees	436,382	1,408,321
Tax Fees	17,919	52,525
All Other Fees	—	—

Total	$4,934,301	$6,225,246

        Audit Fees.    Audit fees for the years ended December 31, 2016 and 2015 were for professional services rendered by Deloitte for the audits of the consolidated financial statements of the Company as of and for the years ended December 31, 2016 and 2015 and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q.

        Audit-Related Fees.    Audit-Related fees for the year ended December 31, 2016 consisted of reviews of the Company's Registration Statements on Form S-3 and Form S-1, statutory audits of certain of the Company's international subsidiaries and subscription to Deloitte's Accounting Research Tool. Audit-Related fees for the year ended December 31, 2015 consisted of Sarbanes-Oxley Section 404 readiness services, review of the Company's Registration Statement on Form S-3 and subscription to Deloitte's Accounting Research Tool.

        Tax Fees.    Tax fees for the year ended December 31, 2016 and 2015 consisted of compliance and planning advice related to federal, state and international tax matters.

        All Other Fees.    There were no other fees billed for the years ended December 31, 2016 and 2015.

 PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit and Finance Committee, pursuant to its charter, has appointed Deloitte as our independent registered public accounting firm for 2017. Deloitte has served in this capacity since 2014.

        While the Audit and Finance Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit and Finance Committee and our Board are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte as our independent registered public accounting firm. The Audit and Finance Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the appointment, the Audit and Finance Committee may investigate the reasons for stockholder rejection and may consider whether to retain Deloitte or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit and Finance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our stockholders or the Company.

        A formal statement by representatives of Deloitte is not planned for the annual meeting. However, Deloitte representatives are expected to be present at the meeting and available to respond to appropriate questions.

OUR BOARD OF DIRECTORS AND THE AUDIT AND FINANCE COMMITTEE UNANIMOUSLY RECOMMEND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation and Leadership Development Committee (the "Committee") has made under those programs and the factors considered in making those decisions. While the Committee determines the compensation of all of the Company's executive officers (with the exception of the Chairman and CEO, whose compensation is determined by the Company's Board of Directors), this discussion and analysis focuses on the named executive officers as of December 31, 2016 (the "NEOs"). The NEOs are:

Name	Position
Mary A. Laschinger	Chairman of the Board and Chief Executive Officer
Stephen J. Smith	Senior Vice President and Chief Financial Officer
Thomas S. Lazzaro	Senior Vice President, Field Sales and Operations
Mark W. Hianik	Senior Vice President, General Counsel and Corporate Secretary
Daniel J. Watkoske	Senior Vice President, Print and Veritiv Services

        This discussion and analysis of our compensation program for the NEOs should be read in conjunction with the accompanying tables and text disclosing the compensation awarded to, earned by or paid to the NEOs.

Our History as a Public Company

        Veritiv was formed on July 1, 2014 (the "Closing Date") when International Paper Company completed a spin-off of its xpedx business to the International Paper stockholders (the "Spin-off"), forming a new public company. Immediately following the Spin-off, UWW Holdings, Inc. ("UWWH") merged with and into Veritiv (the "Merger"). The Spin-off and the Merger are collectively referred to as the "Transactions." Due to the Company's formation on July 1, 2014, compensation amounts generally reflect six months of compensation for 2014 and a full year for each of 2015 and 2016.

Compensation Philosophy

        Our goal is to foster an environment of collaboration, enthusiasm and drive, with a passion for success and an expectation to win, to enable us to create an integrated, successful company that meets our commitments to stockholders, customers and employees. Our 2016 priorities included:

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  meeting our financial commitments;

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  delivering operational excellence;

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  remaining customer focused; and

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  developing our people.

        The Company's compensation philosophy is that compensation programs for all employees, including executive officers:

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  be competitive with similar companies to attract and retain key talent and outstanding leaders;

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  align the interests of the Company's executive officers and other participants with the interests of the Company's stockholders;

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  ensure line-of-sight to key performance measures and Company results to align key leaders with the Company's long-term vision and growth;

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  reward employees based on performance and their individual contributions that support the Company's success;

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  motivate employees to strive to exceed performance targets by providing creative solutions and tools to fuel the Company's growth; and

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  be cost-effective and affordable for the Company.

        The Company has designed its compensation programs to reflect each of these elements. The performance-based incentives seek to reward both short-term and long-term results and to align the interests of the Company's executive officers and other participants with the interests of the Company's stockholders.

2016 Say On Pay Vote

        At our 2016 Annual Meeting of Stockholders, approximately 96% of the votes cast were voted in favor of our executive compensation program. In light of this strong show of support, we did not make any specific changes to our program for 2017.

Pay for Performance

        The Company's goal is to tie executive compensation to Company performance. The Committee views Company performance in two ways:

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  the Company's operating performance, including results against annual and long-term targets, and

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  return to stockholders over time, both on an absolute basis and relative to other companies, including our comparator group (see page 28).

Summary of Executive Compensation Practices

        We summarize our compensation practices as follows:

What We Do		What We Don't Do
✓	Align programs with the interests of stockholders	×	No dividends or dividend equivalents on unearned, unvested or unpaid performance
✓	Pay for performance		shares or share units
✓	Mitigate risk of compensation programs	×	No backdating or repricing of stock options
✓	Have strong stock ownership guidelines and a share retention policy	×	No tax gross-ups on perquisites except for limited expenses related to relocation
✓	Use an independent compensation consulting firm, engaged by, and reporting directly to,	×	No pledging of Company stock by executive officers or directors
	the Committee, which provides no other services to the Company	×	No hedging transactions or short sales by executive officers or directors
✓	Provide reasonable post-employment / change in control provisions	×	No excise tax gross-ups upon a change in control
✓	Require double trigger vesting for cash severance payments and stock awards	×	No pension or supplemental executive retirement programs except frozen legacy plans and certain union plans

What We Pay and Why: Elements of Compensation

        Our annual compensation program has three elements that comprise total direct compensation: base salary, annual incentive and long-term incentive. The majority of total direct compensation is performance-based. We also provide various benefit and retirement programs. The overview below shows the elements of our annual compensation program and describes why each element is provided. Additional information is provided below the overview.

Total Direct Compensation

Base Salary

        The Company's goal is for compensation paid to executive officers to be competitive enough to attract and retain qualified individuals, but not excessive.

        The Committee determines a base salary for each executive officer based on the scope and complexity of the role, internal relativity, external competitiveness, input from the Committee's consultant and individual performance. Following a Committee review of executive officer base salaries in March 2016, the Committee approved modest salary increases for each of Messrs. Smith, Hianik and Watkoske and the Board, upon the Committee's recommendation, approved a modest salary increase for Ms. Laschinger.

        The Summary Compensation Table on page 35 shows actual salaries paid during 2016, 2015 and the six months of 2014 that Veritiv was in existence. Base salaries for 2016 are shown below.

Executive	2016 Base Salary
Mary A. Laschinger	$1,025,000
Stephen J. Smith	$563,750
Thomas S. Lazzaro	$550,000
Mark W. Hianik	$461,250
Daniel J. Watkoske	$461,250

Annual Incentive Program—What it Rewards and How it Works

        The Company's annual incentive program is the primary cash compensation element used to reward accomplishments against established business goals in a given year. The Committee determines an annual incentive target for each executive officer based on the scope and complexity of the role, internal relativity, external competitiveness and input from the Committee's consultant. Annual incentives for 2016 were determined under the 2016 Veritiv Annual Incentive program (the "2016 AIP") determined pursuant to the 2015 Annual Incentive Plan. In 2016, approximately 840 employees participated in the 2016 AIP.

        The NEOs' awards under the 2016 AIP were determined by the formula below:

Base Salary × Bonus Target % × Company Performance Factor
+/– Individual Performance Adjustment

        Performance in 2016 was measured from January 1, 2016 through December 31, 2016, and the ultimate payout to each participant was determined based on the following steps:

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  Bonus Target:  The 2016 bonus target percentages and the survey data used to inform them were reviewed and approved by the Committee as described in the section "How We Make Compensation Decisions." The 2016 bonus target for each NEO is shown below:

Executive	2016 Bonus Target as a % of Salary
Mary A. Laschinger	100%
Stephen J. Smith	85%
Thomas S. Lazzaro	75%
Mark W. Hianik	60%
Daniel J. Watkoske	70%
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  Determine Company Performance Factor:  Determined based on the Company's calculated Adjusted EBITDA (as defined below) performance as compared to the following pre-determined targets:

2016 Adjusted EBITDA	Company Performance Factor (% of Target)
$250 million or above	200%
$200 million	100%
$150 million	50%
< $150 million	0%

Payouts for performance between levels were interpolated on a straight-line basis

    For purposes of the 2016 AIP, "Adjusted EBITDA" is defined as net income before interest, income taxes, depreciation and amortization, and other adjustments as may be permitted in determining the Company's "Consolidated EBITDA" pursuant to the Company's asset-based lending facility.

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  Determine Individual Performance Factor:  The Committee may adjust an award up or down to reflect the Committee's assessment of each individual's performance, contributions to the Company's performance for the year and achievements in areas that are not as readily quantifiable (such as integration results). For 2016, the Committee made adjustments based on individual performance; those adjustments are reflected in the Summary Compensation Table on page 35.

        The Company's actual Adjusted EBITDA performance for 2016 was approximately $192 million, which resulted in a Company performance factor of 92%. However, the Company exercised discretion to adjust downward for certain nonrecurring items, including the recovery of certain commission advances, a healthcare rebate and an inventory recalculation adjustment, resulting in a calculated Company performance factor of 82% which was used to determine AIP bonus awards. The Committee then reviewed awards considering their assessment of each individual's performance contributions to the Company's performance for the year. The 2016 AIP awards to the NEOs are included in the Summary Compensation Table.

        Short-term incentives for NEOs for 2016 did not include any discretionary awards under the CEO Award for Outstanding Contribution program. The design for the 2017 annual incentive plan is substantially similar to that for the 2016 AIP, with Adjusted EBITDA as the primary financial measure and the ability to modify the award based on individual performance.

Annual Long-Term Incentive Program

        The Company provides long-term incentives to tie the interests of executives to the interests of our stockholders and to motivate and retain key talent. The Committee sets long-term equity targets for each position at the senior executive levels. The long-term incentive target opportunities for 2015, 2016 and 2017 were determined by the scope and complexity of the role, internal relativity, external competitiveness and input from the Committee's consultant as discussed more fully in the section entitled "How We Make Compensation Decisions" beginning on page 31. The Committee did not target a specific percentile ranking against our comparator group.

        Veritiv's Long-Term Incentive Program consists of restricted stock units ("RSUs") and two types of performance share units ("PSUs"). Grants are intended to be made annually.

Grant Value and Mix

        On January 1, 2016, the Committee granted a mix of RSUs and two types of PSUs to the NEOs. These grants are shown in the Summary Compensation Table on page 35 and in the Grants of Plan-Based Awards Table on page 37. A similar grant was made on January 1, 2017 and will be shown in the Grants of Plan-Based Awards Table in next year's proxy. The long-term incentive targets for 2016 are shown below.

Executive	2016 Long-Term Incentive Target
Mary A. Laschinger	$3,500,000
Stephen J. Smith	$1,100,000
Thomas S. Lazzaro	$962,500
Mark W. Hianik	$540,000
Daniel J. Watkoske	$540,000

        The NEOs received the same mix of PSUs and RSUs with the same performance terms and other conditions as other equity-eligible U.S. participants. Dividends are not paid or accrued on unvested, unearned or unpaid RSUs or PSUs.

        RSUs and PSUs reflect Company performance in several ways:

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the Company's Adjusted EBITDA performance, including results against annual targets,

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return to stockholders over time relative to other companies, and

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return to stockholders on an absolute basis.

Time-Based Restricted Stock Units

        RSUs represent a promise to pay the value of a share of Veritiv common stock at the time of vesting (three years after grant) with no cash outlay required, assuming continued employment. We believe RSUs encourage retention over the vesting period because RSUs are denominated in and paid in shares of Veritiv common stock for equity-eligible U.S. participants.

Performance Share Units

        PSUs are the right to earn a range, depending on performance, of Veritiv shares at the end of three years (with no cash outlay required) if specified performance goals are attained, assuming continued employment. PSUs are denominated and paid in shares of Veritiv common stock for equity-eligible U.S. participants.

        There are two types of PSUs, those earned through achievement of Adjusted EBITDA goals and those earned through Veritiv Total Shareholder Return ("TSR") performance relative to a group of peer companies whose stock is expected to be impacted by the same economic factors and secular trends as Veritiv.

        The Adjusted EBITDA goals are challenging but capable of being attained with superior performance. For the 2016 Adjusted EBITDA PSUs, Adjusted EBITDA is measured over three one-year periods (calendar years 2016, 2017 and 2018) with performance goals set annually. One-third of each award is earned for each annual achievement, with ultimate vesting and payout of earned shares to occur at the end of the full three-year period.

        For the 2016 Relative TSR PSUs, TSR relative to peers is measured over the one-, two- and three-year cumulative periods, beginning January 1, 2016 and ending December 31, 2016, 2017 and 2018, with ultimate vesting of earned shares at the end of the full three-year period. The payout based on Veritiv's relative TSR ranking compared to the TSR Performance Peer Group is shown below.

Veritiv TSR Ranking vs. TSR Performance Peer Group
Ranking vs. Peers	% of Target Earned
90th Percentile or higher	200%
70th Percentile	150%
50th Percentile	100%
25th Percentile	50%
< 25th Percentile	0%

        The TSR Performance Peer Group for the 2016 TSR PSU grants was comprised of 32 publicly traded companies with at least $300 million in revenues and whose stocks are impacted by the same economic factors and secular trends as Veritiv.

2016 TSR Performance Peer Group

Anixter International Inc.*	KapStone Paper and Packaging Corporation
Applied Industrial Technologies, Inc.	MSC Industrial Direct Co. Inc.
Arrow Electronics, Inc.*	Neenah Paper, Inc.
Avery Dennison Corporation	Office Depot, Inc.*
Avnet, Inc.*	Packaging Corporation of America
Bemis Company, Inc.	PH Glatfelter Co.
Brady Corporation	R.R. Donnelley & Sons Company
Deluxe Corporation	Resolute Forest Products Inc.
Domtar Corporation	ScanSource, Inc.
Ennis Inc.	Sealed Air Corporation
Essendant Inc.	Sonoco Products Co.
Fastenal Company*	Staples, Inc.*
Genuine Parts Company*	W.W. Grainger, Inc.*
Graphic Packaging Holding Company	WESCO International Inc.*
InnerWorkings Inc. International Paper Company	WestRock Company
Kaman Corporation

*
also in Compensation Benchmarking Peer Group

Actual Performance to Date

        Performance against Adjusted EBITDA and relative TSR goals for each of the completed cycles is as follows:

	Year One			Year Two
								Weighted Average % of Target Payout**
	Target	Actual	% of Target Payout Earned	Target	Actual	% of Target Payout Earned
2015 Grant
Adjusted EBITDA (millions)	$175	$182	115%	$200	$192	82%	*	99%
Relative TSR	50th Percentile	22nd Percentile	0%	50th Percentile	41st Percentile	81%		60%
2016 Grant
Adjusted EBITDA (millions)	$200	$192	82% *					94%
Relative TSR	50th Percentile	75th Percentile	163%					121%

*
Includes negative discretion adjustment reducing percent of target payout earned from 92% to 82%.

**
Assumes 100% of target payout for cycles not yet completed.

        Earned awards are banked and paid out in shares at the end of the completed three-year performance period, assuming employment continues.

2016 Target Total Direct Compensation

        As described above, target total direct compensation for 2016 for each NEO was as follows:

Name	2016 Base Salary Rate	2016 Bonus Target	2016 Long-term Incentive Target	2016 Target Total Direct Compensation
Mary A. Laschinger	$1,025,000	$1,025,000	$3,500,000	$5,550,000
Stephen J. Smith	$563,750	$479,200	$1,100,000	$2,142,950
Thomas S. Lazzaro	$550,000	$412,500	$962,500	$1,925,000
Mark W. Hianik	$461,250	$276,800	$540,000	$1,278,050
Daniel J. Watkoske	$461,250	$322,900	$540,000	$1,324,150

Long-Term Transition Incentive Awards

        In 2014, our formation year, the Committee made one-time long-term cash transition awards instead of equity awards to induce and retain approximately 55 executives, including the NEOs, following the consummation of the Transactions. These transition awards vested in three equal tranches at the end of 2014, 2015 and 2016, respectively, with 50% of each tranche based on continued employment and 50% based on the Company's achievement of targeted Adjusted EBITDA results for the relevant performance period. The transition awards are denominated in dollars and paid in cash.

        Vesting percentages for the portion of the transition awards that are based on the Company's achievement of Adjusted EBITDA results are measured on a cumulative basis from July 1, 2014 through the end of each period noted above, with payouts made in cash the following March.

        The cumulative Adjusted EBITDA target for the performance period beginning July 1, 2014 and ended December 31, 2016 was $558 million. Actual cumulative Adjusted EBITDA for this performance period was below the performance target and, as a result, the performance component resulted in a payout of 65% of target.

        See the "Bonus" column of the Summary Compensation Table for the service-based component and the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for the performance-based component of the transition awards that were paid in March 2017, March 2016 and March 2015.

Benefit Programs

        We provide market-based health and wellness and retirement and savings programs designed to attract and retain talent, protect our employees against financial catastrophes that result from illness, disability and death, and encourage employees to save for their retirement needs. Our NEOs participate in the same benefit programs as our salaried non-union employees. These benefits include medical, dental, life and disability insurance coverage. Our NEOs also participate in the Veritiv Retirement Savings Plan (the "401(k) Plan"). The 401(k) Plan is the primary Company-provided retirement plan for employees. The 401(k) Plan allows eligible participants to make contributions, up to legal limits, and provides a Company matching contribution of 100% on the first 3% of pay contributed plus 50% on the next 2% of pay contributed. The Company does not maintain any defined benefit plans for its NEOs.

        None of our NEOs participate in a nonqualified defined benefit plan. Our NEOs may elect to participate in the Veritiv Deferred Compensation Savings Plan (the "Deferred Compensation Plan") for eligible participants. Under the Deferred Compensation Plan, participants may elect to defer up to 85% of their base salary or commissions and up to 85% of their annual incentive bonus. None of our NEOs elected to participate in the Deferred Compensation Plan in 2016.

Severance Compensation

        The opportunity for severance compensation is provided to Ms. Laschinger under the terms of her employment agreement and to approximately 40 other executives, including our NEOs, under the Company's Executive Severance Plan, which the Company adopted in March 2015 (the "Executive Severance Plan"). The certainty afforded by severance compensation fosters a long-term perspective and permits executives to focus on executing the Company's strategy and enhancing sustainable stockholder value without undue concern or distraction.

        The Company's severance policies are designed to be fair and competitive to aid in attracting and retaining experienced executives. When recruited from another company an executive generally will seek to be protected in the event he or she is terminated without cause or if the Company takes actions giving him or her good reason to terminate his or her employment with us. The Company believes that the protection it provides, including the level of severance payments and post-termination benefits, is appropriate in terms of fostering long-term value enhancing performance, and within the range of competitive practice, thereby facilitating recruitment and retention of key talent.

        In line with competitive practices, an executive is entitled to enhanced severance payments and benefits should the executive's employment be terminated without cause or if certain senior executives were to terminate for good reason in each case either six months prior to or within two years after a change in control. This protection, while potentially costly, provides a number of important benefits to the Company. First, it permits an executive to evaluate a potential change in control transaction relatively free of concern for his or her own situation, thereby lessening any conflict between his or her own interests and those of the Company's stockholders. Second, change in control transactions take time to unfold, and a stable management team can help to preserve our operations in order to enhance the value delivered to the Company's stockholders from a transaction or, if no transaction is consummated, to ensure that the Company's business will continue without undue disruption afterwards. The Company believes that the potential cost of executive change in control severance payments and benefits is well within the range of reasonable industry practice, and represents an appropriate cost relative to the benefits to the Company and its stockholders.

        The Executive Severance Plan provides for salary and limited benefit continuation in the event of a Company-initiated termination of employment without cause or a termination initiated by certain senior executives based on good reason. Cash severance multiples are as shown below for all NEOs except for Ms. Laschinger (see the discussion of the severance provisions of Ms. Laschinger's employment agreement beginning on page 39).

Executive	Cash Severance Upon Termination not in Connection with a Change in Control	Cash Severance in Connection with a Change in Control
Stephen J. Smith Thomas S. Lazzaro Mark W. Hianik Daniel J. Watkoske	Base salary for 18 months, plus for terminations after June 30 of a year, pro rata cash bonus at actual performance for the year	2X base salary + target bonus, plus pro rata cash bonus at target

        Under the Executive Severance Plan, the Company may cease payments to an executive if he or she violates restrictive covenants (including non-competition, non-solicitation of customers or employees, and non-disclosure of confidential information).

        The Company also has change in control provisions in its equity award agreements that apply equally to all plan participants and provide a "double trigger" change in control provision. We do not provide a tax gross-up for any change in control situation.

        For a more detailed discussion of change in control arrangements, see "Potential Payments to Named Executive Officers Upon Termination or Change in Control" beginning on page 39.

How We Make Compensation Decisions

Decision Making Process

        The Board evaluates the Chairman and CEO's performance. The Committee reviews, evaluates and recommends to the Board any changes to the Chairman and CEO's compensation, including base salary, annual incentive and long-term incentive compensation.

        For other NEOs, the Chairman and CEO considers performance and makes individual recommendations to the Committee on base salary, annual incentive and long-term incentive compensation. The Committee reviews, discusses, modifies and approves, as appropriate, these compensation recommendations.

        In making these compensation decisions, the Committee considers input from the Committee's independent consultant and uses several resources and tools, including competitive market information.

Compensation Benchmarking Group

        Compensation levels are not established based solely on peer comparisons or benchmarking. Marketplace information is one of several factors considered in establishing and assessing the reasonableness of compensation. Other factors considered include the scope and complexity of the role, internal relativity and an incumbent's experience and contributions.

        In December 2014, the Committee, with the assistance of its independent consultant, Meridian, determined that it would be appropriate to have a compensation benchmarking peer group to assist in reviewing the levels of compensation for each of the NEOs. The peer group approved by the Committee for 2016 is comprised of 20 publicly traded companies with the following characteristics:

How the Peer Group was Chosen	Purposes for Which Peer Group is Used

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Operate in the distribution industry

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Compete with Veritiv for business and/or talent

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Comparable size based on revenue (approximately 1/3rd to 3x Veritiv)

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Traded in the U.S. on a major exchange

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Widely traded with no major ownership concentration

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Global presence; led from the United States

•

Available compensation data to enable consistent peers from year to year, with periodic review for appropriateness

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As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges

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To inform compensation practices and policies including incentive plan design

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Benchmarking non-employee director pay

Compensation Benchmarking Peer Group

Anixter International Inc.	Genuine Parts Company	Staples, Inc.
Arrow Electronics, Inc.	HD Supply Holdings Inc.	Synnex Corp.
Avnet, Inc.	Insight Enterprises Inc.	Tech Data Corp.
CDW Corp.	LKQ Corp.	United Natural Foods Inc.
Core-Mark Holdings Co., Inc.	MRC Global Inc.	W. W. Grainger, Inc.
Essendant Inc.	Office Depot, Inc.	WESCO International Inc.
Fastenal Company	SpartanNash Co.

        We use a slightly different group of companies to measure relative TSR performance because the compensation peer companies are not necessarily impacted by the same economic factors and business trends as Veritiv. The 2016 TSR Performance Peer Group appears on page 28.

        Data from these companies is used to assess the competitiveness of pay for senior executives (including the CEO and other NEOs) where data was publicly available.

        In addition, general industry data is collected from Aon Hewitt's Total Compensation Measurement Executive Database and size adjusted using regression analysis, where possible, to compare similar positions at a company that is similar in size to Veritiv as measured by revenues. For long-term incentive data, a discount is applied to the general industry data to take into consideration the conservative nature of the distribution industry.

Role of the Committee's Compensation Consultant

        Pursuant to its charter, the Committee has the authority to obtain advice and counsel from internal or external legal, accounting or other advisors. It is authorized to retain and terminate any consultant, as well as to approve the consultant's fees and other terms of the engagement.

        The Committee engaged Meridian as its independent compensation consultant. Meridian provides research, data analyses and design expertise in developing compensation programs for executives and incentive programs for eligible employees and keeps the Committee apprised of regulatory developments and market trends related to executive compensation practices.

        Meridian consultants attended all 2016 meetings of the Committee, were available to participate in executive sessions and communicated directly with the Committee without management present.

        Prior to the retention of a compensation consultant or any other external advisor, and annually thereafter, the Committee assesses the independence of such advisor, taking into consideration all factors relevant to such advisor's independence, including the factors specified in the NYSE listing standards.

        Meridian annually provides the Committee with confirmation of its independent status. The Committee believes that Meridian has been independent throughout its service and there is no conflict of interest between Meridian and the Committee.

Risk Considerations

        The Committee reviews the risks and rewards associated with the Company's compensation programs. The programs are designed with features including capped incentive payouts, multiple performance measures and financial goals set at the corporate level that mitigate risk without diminishing the incentive nature of the compensation. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the short-term and the long-term.

        Management and the Committee regularly evaluate the risks involved with the Company's compensation programs and do not believe any of the Company's compensation programs create risks that are reasonably likely to have a material adverse impact on the Company.

Additional Information

Executive Stock Ownership Guidelines and Share Retention Requirement

        Our executive stock ownership guidelines, approved by the Committee in March 2015, are designed to align our executives' long-term financial interests with those of our stockholders. The ownership guidelines, which cover approximately 40 executives, are as follows:

Level	Value of Common Stock to be Owned*
Chief Executive Officer	5X base salary
Senior Vice Presidents	3X base salary
Vice Presidents	1X base salary

*
Shares are valued based on the closing price of common stock on the last trading day in the calendar year

        Each executive must hold 50% of the net after-tax award shares that vest (upon the vesting of full value shares or the exercise of vested stock options or stock appreciation rights) until he or she has achieved compliance with the stock ownership guidelines. The hold requirement does not apply to shares purchased outright or acquired other than by way of an equity grant. The Committee monitors compliance with stock ownership guidelines annually.

        Shares counted include shares owned outright (either purchased or vested), unvested restricted stock, deferred stock and share-equivalent vehicles (including earned performance shares from completed performance periods). Stock options and stock appreciation rights do not count towards meeting the guidelines.

Employment Agreement

        With the exception of Ms. Laschinger, we do not have employment agreements with any of the NEOs. Other NEOs were provided with offer letters that required them to execute non-competition, non-disclosure and non-solicitation agreements.

        Ms. Laschinger's employment agreement was entered into at the time the Transactions were announced in January 2014. The initial term of the agreement is five years, beginning on the Closing Date, with automatic one-year extensions thereafter. The agreement provides that Ms. Laschinger will be paid an annual base salary of at least $1 million, a sign-on bonus of $1 million and an annual target bonus opportunity of at least $1 million, earned based on performance, which could result in no payout if the Company does not meet its pre-determined goals. In addition, the agreement provides for annual long-term incentive awards beginning in 2015 with an annual grant value of at least $3.5 million and three-year cliff vesting, with pro rata vesting upon a qualifying termination of employment as detailed in the agreement and full vesting upon a qualifying termination of employment after a change in control. The agreement also provides for long-term transition incentive awards payable in cash, the last of which was paid out in March 2017 (described on page 29), and a relocation package with a home loss reimbursement of up to $500,000 contingent on sale of residence. Finally, the agreement provides that Ms. Laschinger is eligible to participate in employee benefit plans offered to the broader employee population.

Restrictive Covenants

        Our executives, including our NEOs, are required to execute agreements containing restrictive covenants. These agreements bind the executive to non-competition, non-disclosure and non-solicitation provisions.

Clawback Policy

        Our clawback policy, approved by the Committee in March 2015, allows the Company to recapture certain incentive compensation paid to executive officers under certain circumstances. The clawback policy allows the Committee to require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 12-month period following the filing with the SEC of financial statements that are later the subject of a material negative restatement if, among other things, the payment or award was predicated upon achieving certain financial results that were subsequently the subject of the restatement and the Committee determines that the executive officer engaged in intentional misconduct that caused the need for the restatement. Additionally, if the Committee determines that the executive officer engaged in intentional misconduct that caused the material negative restatement, the Committee may require the return or repayment of any profits realized by such executive officer on the sale of Company securities received pursuant to any such award granted during such 12-month period.

Trading Controls and Anti-Hedging, Short Sale and Pledging Policies

        In accordance with the Company's insider trading policy, executive officers, including the NEOs, are required to pre-clear with the Company's General Counsel any transactions in Company securities, including purchases, sales, gifts, grants and those involving derivatives. Generally, trading is permitted only during announced trading periods and executive officers are prohibited from entering into hedging and short sale transactions and are also subject to restrictions on pledging Company stock.

Tax Implications of Compensation

        The Committee considers the tax and accounting implications of compensation, but they are not the only factors considered. In some cases, other important considerations outweigh tax or accounting considerations.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility of certain compensation to $1 million per year for the Chief Executive Officer and the three other executive officers (other than the Chief Financial Officer) who are highest paid and employed at year-end. If certain conditions are met, performance-based compensation may be excluded from this limitation.

        Much of the compensation paid by the Company to its NEOs is intended to be deductible under Section 162(m) of the Code. However, the Committee may exercise discretion to pay nondeductible compensation if following the requirements of Section 162(m) of the Code would not be in the interests of stockholders. The Veritiv Corporation Annual Incentive Plan and the Veritiv Corporation 2014 Omnibus Incentive Plan are designed to permit the Committee to make awards that will qualify as performance-based compensation for purposes of Section 162(m) of the Code.

Compensation and Leadership Development Committee Report

        The Compensation and Leadership Development Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation and Leadership Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2016.

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
John J. Zillmer, Chairman Daniel T. Henry Michael P. Muldowney

Summary Compensation Table

        The following table provides compensation information concerning the NEOs for fiscal years 2016, 2015 and 2014. The amounts for 2014 represent the first six months of the Company's existence from July 1, 2014 through December 31, 2014; the amounts for 2015 and 2016 are for a full fiscal year. The dollar amounts reflected in the table are calculated in accordance with the rules of the Securities and Exchange Commission. They may not reflect the actual compensation that ultimately will be received by our NEOs and do not reflect the target total direct compensation of our NEOs in 2016, 2015 and the six months of 2014. Please read the Compensation Discussion and Analysis in conjunction with reviewing this table.

Name	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mary A. Laschinger,	2016	1,018,750	1,625,000	3,667,248	—	1,980,800	11,548	8,303,346
Chairman of the Board and	2015	1,000,000	1,312,500	3,734,521	—	2,657,500	99,111	8,803,632
Chief Executive Officer	2014	500,000	2,875,000	—	—	1,343,750	2,478	4,721,228
Stephen J. Smith,	2016	560,313	550,000	1,152,529	—	750,444	11,548	3,024,834
Senior Vice President and	2015	550,000	650,000	1,172,778	—	1,043,625	11,548	3,427,951
Chief Financial Officer	2014	275,000	700,000	—	—	979,688	193	1,954,881
Thomas S. Lazzaro,	2016	550,000	106,926	1,008,494	—	390,839	11,548	2,067,807
Senior Vice President, Field	2015	510,000	147,600	951,493	—	556,980	11,406	2,177,479
Sales and Operations
Mark W. Hianik,	2016	458,438	135,000	565,779	—	314,726	11,453	1,485,396
Senior Vice President,	2015	450,000	195,000	575,717	—	434,700	11,453	1,666,870
General Counsel and	2014	225,000	195,000	—	—	337,500	5,648	763,148
Corporate Secretary
Daniel J. Watkoske	2016	458,438	80,544	565,779	—	317,132	11,453	1,433,345
Senior Vice President,
Print and Veritiv Services

(1)
The amounts in this column represent base salary paid by the Company from January 1, 2016 to December 31, 2016, from January 1, 2015 to December 31, 2015 and from July 1, 2014 to December 31, 2014. The annualized value of the 2014 base salaries shown in the above table are $1,000,000 for Ms. Laschinger, $550,000 for Mr. Smith and $450,000 for Mr. Hianik.

(2)
The amounts in this column include the service-based award (50%) component of the 2014-2016, 2014-2015 and 2014 Long-Term Transition Incentive Awards which were paid in March 2017, March 2016 and March 2015, respectively, including $1,625,000 for 2016, $1,312,500 for 2015 and $875,000 for 2014 for Ms. Laschinger, $550,000 for each of 2016, 2015 and 2014 for Mr. Smith, $106,926 for 2016 and $47,600 for 2015 for Mr. Lazzaro, $135,000 for each of 2016, 2015 and 2014 for Mr. Hianik, and $80,544 for 2016 for Mr. Watkoske. The amounts in this column also include a discretionary award for individual performance of $100,000 for 2015 and $150,000 for 2014 for Mr. Smith, $100,000 for 2015 for Mr. Lazzaro, and $60,000 for each of 2015 and 2014 for Mr. Hianik. The amounts in this column also include for Ms. Laschinger a $1,000,000 sign-on bonus and a $1,000,000 guaranteed bonus for 2014.

(3)
The amounts in this column reflect the grant date fair value of stock awards calculated in accordance with FASB ASC Topic 718 for each NEO. Refer to Notes 1 and 15 to the Consolidated and Combined Financial Statements for the fiscal years ended December 31, 2016 and December 31, 2015 included in our Annual Report on Form 10-K for a discussion of relevant assumptions used in calculating the fair value. The restricted stock units granted in fiscal 2016 will vest after the 2018 fiscal year-end and those granted in fiscal 2015 will vest after the 2017 fiscal year-end, based on continued service. The grant value of the RSUs were $700,000 for each of 2016 and 2015 for Ms. Laschinger, $220,000 for each of 2016 and 2015 for Mr. Smith, $192,500 for 2016 and $178,500 for 2015 for Mr. Lazzaro, $108,000 for each of 2016 and 2015 for Mr. Hianik, and $108,000 for Mr. Watkoske. The performance share units granted in fiscal 2016 will vest after the 2018 fiscal year-end based on Adjusted EBITDA and relative TSR performance for fiscal 2016, 2017 and 2018. The performance share units granted in fiscal 2015 will vest after the 2017 fiscal year-end based on Adjusted EBITDA and relative TSR performance for fiscal 2015, 2016 and 2017. The grant value of the PSUs were $2,967,248 for 2016 and $3,034,521 for 2015 for Ms. Laschinger, $932,529 for 2016 and $952,778 for 2015 for Mr. Smith, $815,994 for 2016 and $772,993 for 2015 for Mr. Lazzaro, $457,779 for 2016 and $467,717 for 2015 for Mr. Hianik, and $457,779 for Mr. Watkoske. Actual awards may range from 0 percent to 200 percent of the target award as shown below in the Grants of Plan-Based Awards table. The value of the PSUs assuming maximum performance is $5,600,000 for each of 2016 and 2015 for Ms. Laschinger, $1,760,000 for each of 2016 and 2015 for Mr. Smith, $1,540,000 for 2016 and $1,428,000 for 2015 for Mr. Lazzaro, $864,000 for each of 2016 and 2015 for Mr. Hianik, and $864,000 for 2016 for Mr. Watkoske.

(4)
The amounts in this column for 2016 include the actual Annual Incentive Plan bonus earned for the 2016 fiscal year and paid in March 2017 and the performance-based component (50%) of awards granted under the 2014-2016 Long-Term Transition Incentive Awards. The amounts in this column for 2015 include the actual Annual Incentive Plan bonus earned for the 2015 fiscal year and paid in March 2016 and the performance-based component (50%) of awards granted under the 2014-2015 Long-Term Transition Incentive Awards. The amounts in this column for 2014 include the actual Short-Year Veritiv Incentive Plan bonus earned for the 2014 fiscal year in excess of any guaranteed bonus earned for the 2014 short year and paid in March 2015 and the performance-based component (50%) of awards granted under the 2014 Long-Term Transition Incentive Awards. For 2016 and 2015, the Annual Incentive Plan bonus amounts for the NEOs are $924,550 and $1,450,000, respectively, for Ms. Laschinger, $392,944 and $537,625, respectively, for Mr. Smith, $321,338 and $513,188, respectively, for Mr. Lazzaro, $226,976 and $310,500, respectively for Mr. Hianik, and $264,778 for 2016 for Mr. Watkoske. For 2016, the performance-based component (50%) of the 2014-2016 Long-Term Transition Incentive Awards for the NEOs are $1,056,250 for Ms. Laschinger, $357,500 for Mr. Smith, $69,502 for Mr. Lazzaro, $87,750 for Mr. Hianik, and $52,354 for Mr. Watkoske. For 2015, the performance-based component (50%) of the 2014-2015 Long-Term Transition Incentive Awards for the NEOs are $1,207,500 for Ms. Laschinger, $506,000 for Mr. Smith, $43,792 for Mr. Lazzaro, and $124,200 for Mr. Hianik. For 2014, the Short-Year Veritiv Incentive Plan bonus in excess of any guaranteed 2014 bonus amounts are $250,000 for Ms. Laschinger, $292,188 for Mr. Smith and $168,750 for Mr. Hianik and the performance-based component (50%) of the 2014 Long-Term Transition Incentive Awards are $1,093,750 for Ms. Laschinger, $687,500 for Mr. Smith and $168,750 for Mr. Hianik.

(5)
All Other Compensation amounts are shown on the following table.

Name	Company Matching 401(k) Contributions ($)(1)	Term Life Insurance Premiums ($)(2)	Total ($)
Mary A. Laschinger	10,600	948	11,548
Stephen J. Smith	10,600	948	11,548
Thomas S. Lazzaro	10,600	948	11,548
Mark W. Hianik	10,600	853	11,453
Daniel J. Watkoske	10,600	853	11,453

(1)
Represents the Company's match to the NEO's contribution to the 401(k) Plan from January 1, 2016 to December 31, 2016.

(2)
Represents premiums paid for term life insurance attributable to the NEOs from January 1, 2016 to December 31, 2016.

Grants of Plan-Based Awards for Fiscal 2016

        During 2016, the Committee granted restricted stock units and performance share units to our NEOs. The Committee also approved the annual cash incentive opportunities for our NEOs under the 2016 AIP. Information with respect to each of the awards on a grant-by-grant basis is set forth in the table below. For a detailed discussion of each of these awards and their material terms, refer to "Executive Compensation—Summary Compensation Table" and "Compensation Discussion and Analysis—What We Pay and Why: Elements of Compensation" above.

Grants of Plan-Based Awards Table

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mary A. Laschinger
Restricted Stock Units	1/1/2016	12/18/2015							19,326	700,000
Adjusted EBITDA Performance Units	1/1/2016	12/18/2015				0	48,315	96,630	—	1,750,000
Total Shareholder Return Performance Units	1/1/2016	12/18/2015				0	28,989	57,978	—	1,217,248
2016 AIP(2)			0	1,025,000	2,0500,000				—
Stephen J. Smith
Restricted Stock Units	1/1/2016	12/17/2015							6,073	220,000
Adjusted EBITDA Performance Units	1/1/2016	12/17/2015				0	15,184	30,368	—	550,000
Total Shareholder Return Performance Units	1/1/2016	12/17/2015				0	9,110	18,220	—	382,529
2016 AIP(2)			0	479,200	958,400				—
Thomas S. Lazzaro
Restricted Stock Units	1/1/2016	12/17/2015							5,314	192,500
Adjusted EBITDA Performance Units	1/1/2016	12/17/2015				0	13,286	26,572	—	481,250
Total Shareholder Return Performance Units	1/1/2016	12/17/2015				0	7,972	15,944	—	334,744
2016 AIP(2)			0	412,500	825,000				—
Mark W. Hianik
Restricted Stock Units	1/1/2016	12/17/2015							2,981	108,000
Adjusted EBITDA Performance Units	1/1/2016	12/17/2015				0	7,454	14,908	—	270,000
Total Shareholder Return Performance Units	1/1/2016	12/17/2015				0	4,472	8,944	—	187,779
2016 AIP(2)			0	276,800	553,600				—
Daniel J. Watkoske
Restricted Stock Units	1/1/2016	12/17/2015							2,981	108,000
Adjusted EBITDA Performance Units	1/1/2016	12/17/2015				0	7,454	14,908	—	270,000
Total Shareholder Return Performance Units	1/1/2016	12/17/2015				0	4,472	8,944	—	187,779
2016 AIP(2)			0	322,900	645,800				—

(1)
Represents the grant-date fair value calculated in accordance with FASB ASC Topic 718. Refer to Notes 1 and 15 to the Consolidated and Combined Financial Statements for the fiscal year ended December 31, 2016 included in our Annual Report on Form 10-K. The grant-date fair value of the restricted stock unit awards will likely vary from the actual value the NEO receives. The actual value the NEO receives for the restricted stock unit grants will depend on the price of the Company's common stock on the vesting date. The actual value the NEO receives for the performance share unit grants will depend on the number of units earned and the price of the Company's common stock when the units vest.

(2)
Represents estimated possible payouts for annual performance cash awards made in 2016 (and paid in March 2017) under the 2016 AIP for each NEO. The AIP is an annual cash incentive opportunity and thus, these awards are earned in the year of grant. See the column captioned "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table for the actual payout amounts related to the 2016 AIP. See also "Compensation Discussion and Analysis—Annual Incentive Program—What it Rewards and How it Works" for additional information about the AIP.

Outstanding Equity Awards at Fiscal Year-End

        The following equity awards granted to our NEOs were outstanding as of the end of fiscal 2016:

        Restricted Stock Units.    On January 1, 2015 and January 1, 2016, each NEO received a grant of restricted stock units. The awards will vest in full on the third anniversary of the grant date, assuming continued employment. Dividends are not paid on unvested awards. If vested, the awards are paid in shares of common stock following the end of the vesting period.

        Performance Share Units.    On January 1, 2015 and January 1, 2016, each NEO received a grant of performance share units. A portion of these awards (62.5%) vest based on annual Adjusted EBITDA performance during the three-year vesting period and the remaining portion (37.5%) vest based on the Company's TSR performance relative to the TSR Performance Peer Group for the performance periods during the three-year vesting period. Dividends are not paid on unvested awards. The ultimate value of the awards will depend on the number of shares earned and the price of the Company's common stock at the time awards vest. See "Compensation Discussion and Analysis—Annual Long-Term Incentive Program" for additional information.

	Stock Awards
	Restricted Stock Units		Performance Share Unit Awards
Name	Number of Shares or Units of Stock Held That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock Held That Have Not Vested ($)(2)	Number of Shares or Units of Stock Held That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock Held That Have Not Vested ($)(4)
Mary A. Laschinger	32,821	1,764,129	107,940	5,801,777
Stephen J. Smith	10,314	554,378	39,632	2,130,214
Thomas S. Lazzaro	8,755	470,581	33,766	1,814,926
Mark W. Hianik	5,063	272,136	19,455	1,045,692
Daniel J. Watkoske	4,291	230,641	16,848	905,600

(1)
Represents the number of shares that will vest in full on January 1, 2018 or January 1, 2019 assuming continued employment through that date. Restricted stock units are paid out in shares of common stock to the NEOs. The shares that vest assuming continued employment on January 1, 2018 and January 1, 2019 are 13,495 and 19,326, respectively, for Ms. Laschinger, 4,241 and 6,073, respectively, for Mr. Smith, 3,441 and 5,314, respectively, for Mr. Lazzaro, 2,082 and 2,981, respectively, for Mr. Hianik, and 1,310 and 2,981, respectively, for Mr. Watkoske.

(2)
Represents the number of restricted stock units multiplied by the closing price of the Company's common stock on December 30, 2016 (the last trading day of fiscal 2016).

(3)
Represents the number of performance share units that could vest following the end of the performance period. The performance period ends on December 31, 2017 for performance share units granted on January 1, 2015 and on December 31, 2018 for performance share units granted on January 1, 2016. The ultimate number of shares issued under the performance share unit awards will depend on the number of units earned and the price of our common stock on the actual vesting date. For additional information, refer to "Executive Compensation—Summary Compensation Table" and "Compensation Discussion and Analysis—Annual Long-Term Incentive Program." The assumed value of the number of Adjusted EBITDA performance share units is based on 115% for one-third, 82% for one-third and 100% for the remaining third for the grant on January 1, 2015 and is based on 82% for one-third and 100% for two-thirds for the grant on January 1, 2016. The assumed value of the number of TSR performance share units is based on 0% for one-third, 163% for one-third, and 100% for the remaining third for the grant on

  January 1, 2015 and is based on 81% for one-third and 100% for two-thirds for the grant on January 1, 2016.

(4)
Represents the number of performance share units described in footnote 3 multiplied by the closing price of the Company's common stock on December 30, 2016 (the last trading day of fiscal 2016), which was $53.75.

Option Exercises and Stock Vested

        There were no option exercises or stock vestings during fiscal 2016.

Pension and Supplemental Executive Retirement Plan Benefits and Deferred Compensation

        None of our NEOs participate in any pension plan, supplemental executive retirement plan or nonqualified deferred compensation plan.

Potential Payments to Named Executive Officers Upon Termination or Change in Control

Potential Payments to the CEO Upon Termination or Change in Control

        The separation provisions for Ms. Laschinger are provided in her employment agreement, which was put in place at the time the Transactions were announced in January 2014. The initial term of the agreement is five years, beginning on the Closing Date, with automatic one-year extensions thereafter. The separation provisions of the agreement include the following:

  •
  In the event Ms. Laschinger's employment with the Company is terminated due to her death or disability, by the Company for cause or by Ms. Laschinger without good reason, the Company will pay all accrued benefits (as defined in the agreement).

  •
  In the event Ms. Laschinger's employment with the Company is terminated by the Company without cause or by Ms. Laschinger for good reason, in addition to the accrued benefits, the Company will pay a pro-rata bonus for the year in which the termination occurs, additional cash compensation equal to two times Ms. Laschinger's then-current base salary and target bonus, partial reimbursement of COBRA continuation coverage as provided in the agreement and payment of long-term incentive awards as provided in the agreement.

  •
  "Good reason" is defined in the agreement as the assignment of duties inconsistent with the CEO position or an adverse alteration in the nature or status of her responsibilities; a diminution in salary or target bonus, or failure to pay any compensation or benefits due; a relocation of the primary work location by more than 50 miles from the metropolitan area of Atlanta, Georgia; the failure to appoint or reappoint Ms. Laschinger as Chairman of the Board; or in the event the UWWH Stockholder or Bain Capital acquires a majority of the shares of the Company and if thereafter they replace more than two directors whose appointment is not a replacement of a director previously appointed; or any material failure by the Company to satisfy its obligations under Sections 1 through 6 of the agreement.

        In addition, the Company has termination and change in control provisions in its equity award agreements. These provisions apply equally to all plan participants and provide a "double trigger" change in control provision. We do not provide a tax gross-up for any change in control situation.

        The chart below provides disclosure regarding the benefits that would have been provided to Ms. Laschinger had any of the events referenced below occurred on December 31, 2016, the last day of our most recently completed fiscal year.

 Potential Payments Upon Termination or Change in Control for Ms. Laschinger

Benefits and Payments Upon Termination	Voluntary Termination ($)	Involuntary Not for Cause Termination or Resignation for Good Reason (not related to Change in Control) ($)	Involuntary for Cause Termination ($)	Involuntary Not for Cause Termination or Resignation for Good Reason (Change in Control) ($)	Disability ($)	Death ($)
2016 AIP Bonus(1)	—	924,550	—	924,550	924,550	924,550
Cash Severance Benefit	—	4,100,000	—	4,100,000	—	—
Long-Term Transition Incentive Awards(2)	—	2,681,250	—	2,681,250	2,681,250	2,681,250
Long-Term Incentives(3)		3,910,492	—	8,542,352	3,910,492	3,910,492
Medical Continuation Benefits(4)	—	8,975	—	8,975	—	—

(1)
Ms. Laschinger must be employed on the date the bonus is paid in March 2017 except in the event of a company-initiated termination not-for-cause, termination for good reason, change in control or termination due to disability or death.

(2)
In the event Ms. Laschinger's employment is terminated prior to the vesting of the Long-Term Transition Incentive Awards due to disability, death, company-initiated termination not-for-cause, or terminated by Ms. Laschinger for good reason, Ms. Laschinger (or her heirs) are entitled to payment of (i) the service-based component of the award and (ii) the performance-based component of the award, if any, earned based on actual achievement of the Company's performance. The performance-based component of the award is shown at actual performance achievement.

(3)
In the event Ms. Laschinger's employment is terminated due to disability, death, company-initiated termination not-for-cause or terminated by Ms. Laschinger for good reason (each a "qualifying termination"), Ms. Laschinger is entitled to payment of the awards, pro-rated for the period of her continuous employment during the period from the grant date through the termination date and the value of the performance share units is calculated based on actual Company performance following the end of the performance period. In the event of a qualifying termination following a change in control, Ms. Laschinger is deemed to have satisfied 100% of any continued employment requirement and the value of the performance share units is calculated based on actual Company performance. The LTI award values in the table are shown at actual performance achievement for 2015 and 2016 and at target (100%) performance achievement for future periods. The values of the LTI awards are calculated using the closing price of the Company's common stock on December 30, 2016 (the last trading day of fiscal 2016), which was $53.75.

(4)
Includes the projected value of payment of medical premiums under COBRA continuation as provided in the employment agreement.

Potential Payments to the Other NEOs Upon Termination or Change in Control

        For the other NEOs (other than Ms. Laschinger), benefits due upon a separation of employment are provided by the Executive Severance Plan, which was adopted by the Company in March 2015. In addition, the Company has termination and change in control provisions in its equity award agreements. These provisions apply equally to all plan participants and provide a "double trigger" change in control provision. We do not provide a tax gross-up for any change in control situation.

        In general, the Company may, but is not obligated to, provide separation pay and benefits to its NEOs (other than Ms. Laschinger) in the event the employee is involuntarily terminated without cause. If provided, the separation pay and benefits available are generally contingent upon the Company receiving a general release of claims from the employee. In the event the Company terminates an NEO's employment (other than Ms. Laschinger's) not-for-cause, the Company will pay 18 months' base salary and medical coverage continuation. The NEO also is entitled to receive a pro-rata portion of unvested Long-Term Transition Incentive Awards and Long-Term Incentive Awards. In addition, if the termination date occurs on or after July 1 of the year in which the termination occurs, the NEO is entitled to receive a pro-rata bonus for that year.

        In the event of an NEO's retirement, defined as age 60 or older with five or more years of service, the NEO (including Ms. Laschinger) would be entitled to receive a pro-rata portion of unvested Long-Term Incentive Awards and receive a pro-rata bonus for the year of termination. In the event of an NEO's disability or death, an NEO (including Ms. Laschinger) would be entitled to receive a pro-rata portion of unvested Long-Term Incentive Awards and receive a pro-rata bonus for the year of termination. None of the NEOs are eligible for retirement as of the end of the 2016 fiscal year, so a Retirement column is not included in the chart below.

        The Company has change in control provisions in its equity award agreements and its Executive Severance Plan in which the NEOs (other than Ms. Laschinger) participate. These provisions apply equally to all plan participants and provide a "double trigger" change in control provision. We do not provide a tax gross-up for any change in control situation. A "change in control" is defined in the Executive Severance Plan and the 2014 Omnibus Incentive Plan to include consummation of certain mergers, the acquisition of more than 50% of the combined voting power of the Company's voting securities, the sale of all or substantially all of the Company's assets, shareholder approval of a complete liquidation or dissolution, and a change in the majority of the Board.

        In the event of an employment termination, including a termination for "good reason," within twenty-four months following a change in control, the Executive Severance Plan provides that the NEOs (other than Ms. Laschinger) would be entitled to two times the NEO's base salary plus target AIP bonus. In addition, the NEO (other than Ms. Laschinger) is entitled to a pro-rata AIP bonus calculated at target (100%) performance and medical coverage for eighteen months. Termination for "good reason" includes a relocation of an NEO's primary work location exceeding fifty miles from the current location, material diminution in authority, duties or responsibilities or material reduction in salary, target bonus or material failure to satisfy obligations under an NEO's offer letter. In addition, the NEO (other than Ms. Laschinger) is entitled to receive a pro-rata portion of unvested Long-Term Transition Incentive Awards and vesting of the Long-Term Incentive Awards without pro-ration for actual service and based on actual company performance for completed periods and target (100% company performance) for future periods in the event of a qualifying employment termination following a change in control.

        The chart below provides disclosure regarding the benefits that would have been provided to Messrs. Smith, Lazzaro, Hianik, and Watkoske had any of the events referenced below occurred on December 31, 2016, the last day of our most recently completed fiscal year.

Potential Payments Upon Termination or Change in Control for Messrs. Smith, Lazzaro, Hianik, and Watkoske

Name	Benefits and Payments Upon Termination	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Involuntary for Cause Termination ($)	Involuntary Not for Cause Termination or Resignation for Good Reason (Change In Control) ($)	Death or Disability ($)
Stephen J. Smith	2016 AIP Bonus(1)	—	392,944	—	479,200	392,944
	Cash Severance Benefit(2)	—	845,625	—	2,085,900	—
	Long-Term Transition Incentive Awards(3)	—	907,500	—	907,500	907,500
	Long-Term Incentive(4)	—	1,522,365	—	2,684,591	1,522,365
	Medical Continuation Benefits(5)	—	26,803	—	26,803	—
Thomas S. Lazzaro	2016 AIP Bonus(1)	—	321,338	—	412,500	321,338
	Cash Severance Benefit(2)	—	825,000	—	1,095,000	—
	Long-Term Transition Incentive Awards(3)	—	176,428	—	176,428	176,428
	Long-Term Incentive(4)	—	1,284,861	—	2,285,507	1,284,861
	Medical Continuation Benefits(5)	—	25,131	—	25,131	—
Mark W. Hianik	2016 AIP Bonus(1)	—	226,976	—	276,800	226,976
	Cash Severance Benefit(2)	—	691,875	—	1,476,100	—
	Long-Term Transition Incentive Awards(3)	—	222,750	—	222,750	222,750
	Long-Term Incentive(4)	—	747,303	—	1,317,829	747,303
	Medical Continuation Benefits(5)	—	28,781	—	28,781	—
Daniel J. Watkoske	2016 AIP Bonus(1)	—	264,778	—	322,900	264,778
	Cash Severance Benefit(2)	—	691,875	—	1,568,300	—
	Long-Term Transition Incentive Awards(3)	—	132,898	—	132,898	132,898
	Long-Term Incentive(4)	—	612,371	—	1,136,241	612,371
	Medical Continuation Benefits(5)	—	26,803	—	26,803	—

(1)
Under the 2016 AIP, in the event of death, disability or a company-initiated termination not-for-cause termination on or after July 1, 2016, the participant (or his or her heirs) is entitled to a pro-rata AIP award based on actual Company and individual performance. Under the Executive Severance Plan, in the event of a qualifying employment termination following a change in control, the NEO is entitled to a pro-rata AIP award based on target (100%) performance.

(2)
Under the Executive Severance Plan, in the event of a company-initiated termination not-for-cause, the NEO is entitled to a cash severance payment equal to eighteen months' base salary or in the event of a qualifying employment termination following a change in control the NEO is entitled to two times the sum of base salary and target AIP bonus.

(3)
In the event the executive's employment is terminated prior to the vesting of the Long-Term Transition Incentive Awards due to disability, death or company-initiated termination not-for-cause, the executive (or his heirs) is entitled to payment of (i) the service-based component of the award; and (ii) the performance-based component of the award, if any, earned based on actual achievement of the Company's performance. The performance-based component of the awards are shown at actual performance achievement.

(4)
Under the 2014 Omnibus Incentive Plan and award agreements, in the event of an NEO's disability or company-initiated termination not-for-cause, the NEO is entitled to vesting of LTI awards pro-rated for the period of service since the grant date and calculated at actual Company performance following the end of the performance period. In the event of an NEO's death, the NEO's heirs are entitled to vesting of LTI awards pro-rated for the period of service since the grant date and calculated at target (100%) performance. The NEO is entitled to full vesting of LTI awards, in the event of a qualifying employment termination following a change in control. The LTI award values in the table are shown at actual performance achievement for 2015 and 2016 and at target (100%) performance achievement for future periods. The value of the LTI awards in the event of death or disability are the same and these events are shown in one column for brevity. The values of the LTI awards are calculated using the closing price of the Company's common stock on December 30, 2016 (the last trading day of fiscal 2016) of $53.75.

(5)
Includes the projected value of payment of medical premiums under COBRA continuation for eighteen months as provided in the Executive Severance Plan.

Equity Compensation Plans

        The Company's equity compensation plan, the Veritiv Corporation 2014 Omnibus Incentive Plan, was initially approved by the Company's sole stockholder, International Paper Company, prior to the consummation of the Transactions. Information about our equity compensation plan as of December 31, 2016 is as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	748,401	—	1,307,469
Equity compensation plans not approved by security holders	—	—	—

Total	748,401	—	1,307,469

(1)
This column includes unvested restricted stock units and unvested performance share units that may be paid out in common shares. The Company grants a small number of cash-settled units to LTI participants in countries outside the U.S., which are excluded from this column.

(2)
This column includes the number of securities remaining for issuance reserved under the Veritiv Corporation 2014 Omnibus Incentive Plan.

Compensation Committee Interlocks and Insider Participation

        During 2016, no Company executive officer or director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

 PROPOSAL 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        As required by Section 14A of the Exchange Act, we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board of Directors and the Compensation and Leadership Development Committee will consider the voting results when making future compensation decisions.

        As described in the Compensation Discussion and Analysis section of this proxy statement, we believe that our executive compensation program aligns the interests of the Company's executives and other key employees with those of the Company and its stockholders in order to drive stockholder value over the long term. The executive compensation program designed by our Compensation and Leadership Development Committee is intended to attract, retain and motivate high caliber executive talent to enable the Company to maximize operational efficiency and long-term profitability. Our executive compensation program is also designed to differentiate compensation based upon individual contribution, performance and experience.

        We ask for your advisory approval of the following resolution:

    "RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of Veritiv Corporation's named executive officers, as described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related disclosure and tables."

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF
THE RESOLUTION ABOVE RELATING TO THE COMPENSATION OF THE COMPANY'S NAMED
EXECUTIVE OFFICERS

PROPOSAL 4—VOTE TO APPROVE THE AMENDED AND RESTATED VERITIV CORPORATION
2014 OMNIBUS INCENTIVE PLAN

        The Board approved the Veritiv Corporation 2014 Omnibus Incentive Plan (the "Equity Plan"), as amended and restated to increase the total number of shares available for issuance under the Equity Plan from 2,080,000 to 3,080,000 shares and to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation (collectively, the "Equity Plan Amendment"). The Board approved this Equity Plan Amendment subject to approval by the Company's stockholders. If the Equity Plan Amendment is not approved by stockholders, the Company will continue to operate the Equity Plan pursuant to its current provisions.

Purpose of the Plan Amendment.

        Increase in Share Reserve.    As of March 27, 2017, 982,942 shares of the Company's common stock remained available for issuance under the Equity Plan. The Equity Plan Amendment increases the aggregate number of shares reserved under the Equity Plan from 2,080,000 to 3,080,000. Accordingly, if the Equity Plan Amendment is approved, 1,982,942 shares of the Company's common stock will remain available for issuance under the Equity Plan. Under the terms of the Equity Plan, this number may be increased to the extent that awards previously made under the Equity Plan are forfeited, canceled, expired or otherwise terminated without issuance of shares of the Company's common stock.

        Given the limited number of shares that currently remain available under the Equity Plan, our Board and management believe it is important that the Equity Plan Amendment be approved in order to maintain the Company's ability to attract and retain key personnel and continue to provide them with strong incentives to contribute to the Company's future success.

        Amendment to Performance Measures.    The Equity Plan Amendment also removes Adjusted EBITDA, as defined therein, from the list of performance goals that may be used to grant awards under the Equity Plan that are intended to qualify as performance-based compensation under Section 162(m) ("Section 162(m)") of the Internal Revenue Code, as amended (the "Code"), and instead provides that any of the performance goals may be applied on a pre- or post-tax basis and may be established or adjusted in accordance with Section 162(m) to include or exclude objectively determinable components of any performance goal, including, without limitation, "non-recurring items" as determined under U.S. generally accepted accounting principles, as identified in the financial statements, notes to the financial statements or management's discussion and analysis in the annual report, and the charges or costs associated with restructurings of the Company, impairments, debt refinancing costs, noncash items, discontinued operations, capital gains and losses, dividends, stock repurchases, other unusual, non-recurring or infrequently occurring items, and the cumulative effects of changes in the law or accounting principles.

        Re-Approval of Performance Measures.    Approval of the Equity Plan Amendment will also constitute re-approval, for purposes of Section 162(m), of the material terms of the performance measures contained in the Equity Plan (described below) that are to be used in connection with awards under the Equity Plan that are intended to qualify as "performance-based" compensation for purposes of Section 162(m). One of the conditions for compensation to be considered "performance-based" under Section 162(m) is that the material terms under which such compensation will be paid (the class of eligible employees, performance criteria and the per-person maximums) be disclosed to and approved by stockholders every five years.

        The following is a description of the material terms of the performance measures and certain other material terms of the Equity Plan, as amended and restated. This description is qualified in its entirety by reference to the Equity Plan, as amended and restated, a copy of which has been included as Appendix A to this proxy statement.

Summary Description of the Plan.

        Purpose of the Equity Plan.    The Equity Plan was initially approved by the Company's stockholders at the 2015 annual meeting of stockholders and is intended to attract and retain employees, consultants and directors who will contribute to the long-range success of the and its subsidiaries, provide incentives that align the interests of employees, consultants and directors of the Company and its subsidiaries with those of the stockholders of the Company, and promote the success of the Company's business.

        Administration.    The Equity Plan is administered by the Compensation and Leadership Development Committee, or such other committee or subcommittee as may be designated by the Board or the Compensation and Leadership Development Committee (the "Committee").

        Participants.    The Company's directors, employees (including the executive officers) and consultants are eligible to participate in the Equity Plan. It is presently contemplated that approximately 125 senior-level employees will participate in the Equity Plan.

        Available Shares.    The Equity Plan initially reserved 2,080,000 shares of our common stock for the issuance of awards, subject to adjustment as described below. If the Equity Plan Amendment is approved, an additional 1,000,000 shares of our common stock will be available for issuance under the Equity Plan. Upon the exercise, settlement or conversion of any award or portion thereof, there shall again be available for grant under the Equity Plan the number of shares subject to such award or portion thereof minus the actual number of shares issued in connection with such exercise, settlement or conversion. If any such award or portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of shares, the shares subject to such forfeited, canceled, expired or otherwise terminated award or portion thereof shall again be available for grant under the Equity Plan. If shares are withheld from issuance with respect to an award by the Company in satisfaction of any tax withholding or similar obligations, such withheld shares shall again be available for grant under the Equity Plan. Awards which the Committee reasonably determines will be settled in cash shall not reduce the number of shares available under the Equity Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired by or combined with the Company or its subsidiaries shall not be counted against shares available for grant pursuant to the Equity Plan.

        Award Limits.    To the extent that Section 162(m) of the Code is applicable to the Company and the Equity Plan, for those awards intended to qualify as performance-based compensation under Section 162(m) of the Code, no participant may be granted in any calendar year, subject to adjustment as described below, (a) more than 1,000,000 options, stock appreciation rights or any other award based solely on the increase in value of the shares from the grant date, (b) more than 1,000,000 performance shares, shares of performance-based restricted stock, performance-based restricted stock units or performance-based dividend equivalents, and (c) performance units or any other performance-based award settled in cash under the Equity Plan with a value of more than US $10,000,000 (or the equivalent of such amount denominated in the participant's local currency).

        Adjustment.    If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company's common stock , the Committee shall adjust the number and type of shares available for issuance under the Equity Plan, the maximum number and type of shares subject to all awards, the maximum number and type of shares with respect to which any one person may be granted awards during any period and the number, class and option price (if applicable) or base price (if applicable) of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

        Termination and Amendment.    The Committee may wholly or partially amend or otherwise modify, suspend, or terminate the Equity Plan or any award agreement at any time and from time to time. However, no such amendment or termination is permitted without stockholder approval if (i) such action increases the number of shares available under the Equity Plan or individual award limitations, except as otherwise provided in the Equity Plan, (ii) such action modifies the class of persons eligible for participation in the Equity Plan, or (iii) such action materially modifies the Equity Plan in any other way that would require stockholder approval under applicable law. Except as otherwise provided in the Equity Plan, neither the amendment, suspension nor termination of the Equity Plan shall, without the consent of the holder of the award, adversely alter or impair any rights or obligations under any award. In addition, except as otherwise provided in the Equity Plan, the Committee shall not amend the terms of any award agreement without consent of the affected participant if the rights of such participant would be adversely impaired. Unless sooner terminated by the Committee, the Equity Plan will terminate on March 8, 2027.

        Types of Awards.    Under the Equity Plan, the Company may grant nonqualified stock options, incentive stock options, stock purchase rights, restricted stock, restricted stock units, performance shares, performance units, stock appreciation rights, dividend equivalents, deferred share units and other stock-based awards.

  •
  Nonqualified Stock Options.  Nonqualified stock options granted under the Equity Plan are not intended to qualify as "incentive stock options" under the Code. The per share option exercise price of a nonqualified stock option may not be less than 100% of the fair market value of a share of common stock on the grant date.

  •
  Incentive Stock Options.  Options designated as incentive stock options in an award agreement are stock options granted under the Equity Plan that qualify as "incentive stock options" under the Code. The per share option exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of common stock on the grant date.

  •
  Stock Purchase Rights.  The Equity Plan authorizes grants of shares of the Company's common stock to an employee, consultant or director on such terms and conditions provided by the Committee. The base price per share of the common stock offered to an employee, consultant or director shall not be less than 100% of the fair market value of such share on the grant date, and such shares are subject to the same limitations, restrictions and administration of a participant's exercise of an option under the Equity Plan.

  •
  Restricted Stock and Restricted Stock Units.  Awards of restricted stock and restricted stock units ("RSUs") shall be subject to restrictions on transferability and other restrictions as may be determined by the Committee. A participant will not have any of the rights or privileges of a stockholder in respect of RSUs awarded pursuant to the Equity Plan unless and until the shares attributable to such RSUs have been issued to the participant.

  •
  Performance Shares and Performance Units.  Performance shares and performance units shall become earned, in whole or in part, based upon the attainment of specified performance goals or the occurrence of any event or events and such other conditions as may be determined by the Committee. A participant will not have any rights as a stockholder in respect of performance shares or performance units awarded pursuant to the Equity Plan unless and until the shares attributable to such shares or units have been issued to the participant.

  •
  Stock Appreciation Rights.  The Committee may grant stock appreciation rights ("SARs"), which provide a right to receive upon exercise the excess of the fair market value of a share of common stock on the exercise date over the grant price of the SAR, which may not be less than the fair market value of a share of common stock on the grant date.

  •
  Dividend Equivalents.  The Committee may grant dividend equivalent awards in tandem with other awards, in addition to other awards, or freestanding and unrelated to other awards. Dividend equivalents with respect to awards (including any performance-based awards) are not fully vested until the awards have been earned and shall be forfeited if the related award is forfeited. Dividend equivalent awards entitle the participant to receive payments, in cash or in shares of common stock, based on dividends paid by the Company to holders of shares of common stock.

  •
  Deferred Share Units.  The Committee may grant awards of deferred share units. A deferred share unit is a unit credited to a participant's account in the books of the Company and represents the right to receive one share of Company common stock or cash equal to the fair market value thereof on settlement of the account. A participant shall not have any rights and privileges of a stockholder of the Company in respect of deferred share units awarded pursuant to the Equity Plan unless and until such shares attributable to such deferred share units have been issued to the participant.

        Performance Measures.    Pursuant to the Equity Plan, as amended and restated, the Committee will establish for each performance period one or more objective performance goals that must be satisfied in order for a participant to receive an award of shares (or the cash equivalent thereof) or units (payable in cash or in shares) to be earned or vested. At the discretion of the Committee, the performance goals may be based upon (alone or in combination): (a) net or operating income (before or after taxes) or other income measures; (b) earnings before taxes, interest, depreciation and/or amortization ("EBITDA"); (c) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (d) sales (including, but not limited to, total sales, net sales and revenue growth); (e) profit (including, but not limited to, net profit, gross profit, operating profit, net operating profit, economic profit or other corporate profit measures); (f) financial return measures (including, but not limited to, return on assets, income, capital, invested capital, equity, investments, sales and revenue); (g) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); (h) productivity ratios (including, but not limited to, measuring liquidity, profitability and leverage); (i) share price (including, but not limited to, growth measures and total shareholder return); (j) expense/cost management targets (including, but not limited, to expense management, expense ratio, expense efficiency ratios or other expense measures); (k) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins and EBITDA margins); (l) operating efficiency; (m) market share or market penetration; (n) customer targets (including, but not limited to, customer growth and customer satisfaction); (o) working capital targets or improvements; (p) economic value added; (q) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, total debt, net debt, debt reduction, retained earnings, year-end cash, cash conversion cycle and ratio of debt to equity or to EBITDA); (r) workforce targets (including, but not limited to, diversity goals, employee engagement or satisfaction, employee retention and workplace health and safety goals); (s) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (t) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one or more of these criteria; (u) improvements in capital structure; (v) business expansion or consolidation (acquisitions and divestitures); (w) internal rate of return or increase in net present value; (x) productivity measures; (y) cost reduction measures or, for any period of time in which Section 162(m) is not applicable to the Company and the Equity Plan, or at any time in the case of (A) persons who are not "covered employees" under Section 162(m) or (B) awards (whether or not to "covered employees") not intended to qualify as performance-based compensation under Section 162(m), such other criteria as may be determined by the Committee.

        Performance goals may be established on a Company-wide basis or with respect to one or more subsidiaries or affiliates or business units, divisions, regions, departments, functions or products within the Company, a subsidiary or affiliate and may be expressed in absolute terms, or an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, or measured relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies or (v) other external measures of the selected performance criteria. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Any performance objective may measure performance on an individual basis, as appropriate. The Committee may provide for a threshold level of performance below which no shares or compensation will be granted or paid in respect of performance shares or performance units, and a maximum level of performance above which no additional shares or compensation will be granted or paid in respect of performance shares or performance units, and it may provide for differing amounts of shares or compensation to be granted or paid in respect of performance shares or performance units for different levels of performance. The applicable performance goals set forth above may be applied on a pre- or post-tax basis and may be established or adjusted in accordance with Section 162(m) to include or exclude objectively determinable components of any performance goal, including, without limitation, "non-recurring items" as determined under U.S. generally accepted accounting principles, as identified in the financial statements, notes to the financial statements or management's discussion and analysis in the annual report, and the charges or costs associated with restructurings of the Company, impairments, debt refinancing costs, noncash items, discontinued operations, capital gains and losses, dividends, share repurchases, other unusual, non-recurring or infrequently occurring items, and the cumulative effects of changes in the law or accounting principles. Except in the case of awards to "covered employees" intended to be performance-based compensation under Section 162(m), the Committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

  Tax Matters

        In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the fair market value of the shares of common stock purchased over their exercise price. In the case of "incentive stock options," within the meaning of Section 422 of the Code, a participant will not recognize income at the time of exercise (except for purposes of the alternative minimum tax), and if the participant holds the shares for at least two years after the date the option was granted and one year after the date of exercise, then when the shares are sold, the entire gain over the exercise price will be taxable at capital gains rates. If the shares are disposed of prior to the expiration of this holding period, then the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price. A participant has no taxable income at the time stock appreciation rights are granted, but will recognize compensation taxable as ordinary income upon exercise in an amount equal to the fair market value of any shares of common stock delivered and the amount of any cash paid by the Company. A participant who is granted shares of restricted stock, including shares subject to performance conditions, generally will not recognize taxable income at the time the restricted stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares of common stock at such time over the amount, if any, paid for such shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the restricted stock is granted in an amount equal to the fair market value of the shares on that date.

        A participant who receives shares of common stock that are not subject to any restrictions under the Equity Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date. The taxation of other stock based Awards will depend on how such Awards are structured. Generally, a participant who is granted an Award of restricted stock units, including restricted stock units subject to performance conditions, or some other phantom award will not recognize taxable income at the time such Award is granted. When the restrictions applicable to the Award lapse, and the shares of common stock subject to the restricted stock units or other phantom award are transferred (or any amount of cash is paid) to the participant, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares of common stock on the date of transfer and the amount of any cash paid by the Company.

        Subject to the Code's Section 162(m) deduction limitation described above, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by a participant in connection with the Equity Plan at the time such ordinary income is recognized by that participant.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE VERITIV CORPORATION 2014 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN AND TO MODIFY THE PERFORMANCE GOALS THAT MAY BE USED TO GRANT AWARDS THAT ARE INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

 PROPOSAL 5—VOTE TO APPROVE THE AMENDED AND RESTATED VERITIV CORPORATION
2015 ANNUAL INCENTIVE PLAN

        The Board approved the Veritiv Corporation 2015 Annual Incentive Plan (the "Cash Plan"), as amended and restated to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation (the "Cash Plan Amendment.") The Board approved this Cash Plan Amendment subject to approval by the Company's stockholders. If the Cash Plan Amendment is not approved by stockholders, the Company will continue to operate the Cash Plan pursuant to its current provisions.

Purpose of the Plan Amendment.

        Amendment to Performance Measures.    The Cash Plan Amendment removes Adjusted EBITDA, as defined therein, from the list of performance goals that may be used to grant awards under the Cash Plan that are intended to qualify as performance-based compensation under Section 162(m), and instead provides that any of the performance goals may be applied on a pre- or post-tax basis and may be established or adjusted in accordance with Section 162(m) to include or exclude objectively determinable components of any performance goal, including, without limitation, "non-recurring items" as determined under U.S. generally accepted accounting principles, as identified in the financial statements, notes to the financial statements or management's discussion and analysis in the annual report, and the charges or costs associated with restructurings of the Company, impairments, debt refinancing costs, noncash items, discontinued operations, capital gains and losses, dividends, stock repurchases, other unusual, non-recurring or infrequently occurring items, and the cumulative effects of changes in the law or accounting principles.

        Re-Approval of Performance Measures.    Approval of the Cash Plan Amendment will also constitute re-approval, for purposes of Section 162(m), of the material terms of the performance measures contained in the Cash Plan (described below) that are to be used in connection with awards under the Cash Plan that are intended to qualify as "performance-based" compensation for purposes of Section 162(m). One of the conditions for compensation to be considered "performance-based" under Section 162(m) is that the material terms under which such compensation will be paid (the class of eligible employees, performance criteria and the per-person maximums) be disclosed to and approved by stockholders every five years.

        The following is a description of the material terms of the performance measures and certain other material terms of the Equity Plan, as amended and restated. This description is qualified in its entirety by reference to the Equity Plan, as amended and restated, a copy of which has been included as Appendix B to this proxy statement.

Summary Description of the Plan.

        Purpose of the Cash Plan.    The Cash Plan was initially approved by the Company's stockholders at the 2015 annual meeting of stockholders and is intended to retain and motivate the employees of the Company and its subsidiaries by providing them with the opportunity to earn incentive payments or stock-based awards based upon the extent to which specific performance goals have been achieved or exceeded for specified periods.

        Administration.    The Cash Plan is administered by the Compensation and Leadership Development Committee, or such other committee or subcommittee as may be designated by the Board or the Compensation and Leadership Development Committee (the "Committee").

        Participants.    All officers and other employees of the Company or any of its subsidiaries are eligible to participate in the Cash Plan but only if the Committee selects them for inclusion in the plan for a given performance period. It is presently contemplated that only our management-level employees (currently approximately 840 individuals) will be eligible to participate in the Cash Plan.

        Award Limits.    No participant may receive a payment in excess of $10 million in any fiscal year of the Company, which amount shall be proportionately increased or decreased for performance periods that are more than or less than one year in duration.

        Form of Award.    Awards may be expressed based on the participant's annual salary or a multiple thereof. Payments under the Cash Plan may include, without limitation, cash, shares of Company common stock, or stock-based awards granted under the Company's equity incentive plan as in effect from time to time, or any other property approved by the Committee. All payments will be for a specified performance period and will be paid only if specified performance goals are attained.

        Termination and Amendment.    The Committee has the power to reduce the amount of any payment under an award or decide that no payment shall be made, and the Committee may in its sole discretion establish secondary performance goals that need not be specified in the performance goals section of the Cash Plan, which the Committee may use as guidelines in making the decision whether to reduce any such payment. The Committee or another committee or subcommittee designated by the Board or the Committee may amend or terminate the Cash Plan, as it deems advisable, subject to any requirement of stockholder approval required by law, rule or regulation, including Section 162(m).

        Performance Measures.    Pursuant to the Cash Plan, as amended and restated, the Committee will establish for each performance period one or more objective performance goals that must be satisfied in order for a participant to receive an award. At the discretion of the Committee, the performance goals may be based upon (alone or in combination): (a) net or operating income (before or after taxes) or other income measures; (b) earnings before taxes, interest, depreciation and/or amortization ("EBITDA"); (c) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (d) sales (including, but not limited to, total sales, net sales and revenue growth); (e) profit (including, but not limited to, net profit, gross profit, operating profit, net operating profit, economic profit or other corporate profit measures); (f) financial return measures (including, but not limited to, return on assets, income, capital, invested capital, equity, investments, sales and revenue); (g) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); (h) productivity ratios (including, but not limited to, measuring liquidity, profitability and leverage); (i) share price (including, but not limited to, growth measures and total shareholder return); (j) expense/cost management targets (including, but not limited, to expense management, expense ratio, expense efficiency ratios or other expense measures); (k) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins and EBITDA margins); (l) operating efficiency; (m) market share or market penetration; (n) customer targets (including, but not limited to, customer growth and customer satisfaction); (o) working capital targets or improvements; (p) economic value added; (q) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, total debt, net debt, debt reduction, retained earnings, year-end cash, cash conversion cycle and ratio of debt to equity or to EBITDA); (r) workforce targets (including, but not limited to, diversity goals, employee engagement or satisfaction, employee retention and workplace health and safety goals); (s) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (t) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one or more of these criteria; (u) improvements in capital structure; (v) business expansion or consolidation (acquisitions and divestitures); (w) internal rate of return or increase in net present value; (x) productivity measures; (y) cost reduction measures or, for any period of time in which Section 162(m) is not applicable to the Company and the Cash Plan, or at any time in the case of (A) persons who are not "covered employees" under Section 162(m) or (B) awards (whether or not to "covered employees") not intended to qualify as performance-based compensation under Section 162(m), such other criteria as may be determined by the Committee.

        Performance goals may be established on a Company-wide basis or with respect to one or more subsidiaries or affiliates or business units, divisions, regions, departments, functions or products within the Company, a subsidiary or affiliate and may be expressed in absolute terms, or an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, or measured relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies or (v) other external measures of the selected performance criteria. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Any performance objective may measure performance on an individual basis, as appropriate. The Committee may provide for a threshold level of performance below which no payment will be made, and a maximum level of performance above which no additional payments will be made, and it may provide for differing amounts of payments for different levels of performance. The applicable performance goals set forth above may be applied on a pre- or post-tax basis and may be established or adjusted in accordance with Section 162(m) to include or exclude objectively determinable components of any performance goal, including, without limitation, "non-recurring items" as determined under U.S. generally accepted accounting principles, as identified in the financial statements, notes to the financial statements or management's discussion and analysis in the annual report, and the charges or costs associated with restructurings of the Company, impairments, debt refinancing costs, noncash items, discontinued operations, capital gains and losses, dividends, share repurchases, other unusual, non-recurring or infrequently occurring items, and the cumulative effects of changes in the law or accounting principles. Except in the case of awards to "covered employees" intended to be performance-based compensation under Section 162(m), the Committee may also adjust the performance goals for any performance period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

        Tax Matters.    Subject to the Code's Section 162(m) deduction limitation described above, the Company may deduct, as a compensation expense, the amount of ordinary income recognized by a participant in connection with the Cash Plan at the time such ordinary income is recognized by that participant.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE VERITIV CORPORATION 2015 ANNUAL INCENTIVE PLAN, AS AMENDED AND RESTATED TO MODIFY THE PERFORMANCE GOALS THAT MAY BE USED TO GRANT AWARDS THAT ARE INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

FINANCIAL INFORMATION

        The Company's annual report for the year ended December 31, 2016 is included in the proxy materials that are posted at http://www.veritivcorp.com/2016annualreport and referenced in the Notice of Internet Availability of Proxy Materials that has been made available to all stockholders.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

        Any stockholder who intends to present a proposal at the Company's 2018 annual meeting of stockholders and who wishes to have the proposal considered for inclusion in the Company's proxy statement and form of proxy for that annual meeting must deliver the proposal to the Corporate Secretary of the Company so that it is received no later than December 14, 2017 and must comply with the additional requirements established by the SEC. In addition, if a stockholder intends to present a proposal (including with respect to director nominations) at the Company's 2018 annual meeting without the inclusion of that proposal in the Company's proxy materials, the stockholder proposal must be received at our principal executive offices, 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328, Attention: Corporate Secretary, no sooner than December 14, 2017 and no later than January 13, 2018 and must otherwise comply with the Company's bylaws.

"HOUSEHOLDING" OF PROXY MATERIALS

        We are taking advantage of the SEC's "householding" rules to reduce the delivery cost of materials. Under such rules, only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice of Internet Availability of Proxy Materials or copy of our proxy materials, you may so request by contacting the Corporate Secretary of Veritiv Corporation at (770) 391-8200 or by mail to 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, Georgia 30328. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Corporate Secretary at the contact information shown above.

OTHER MATTERS

        The Company does not know of any matters to be brought before the meeting except as indicated in this notice. However, if any other matters properly come before the meeting for action, it is intended that the persons authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

        Whether or not you plan to attend the annual meeting, it is important that your shares are represented at the annual meeting. Accordingly, we urge you to vote your shares by one of the prescribed methods as soon as possible. Thank you for your prompt attention to this important stockholder responsibility.

By Order of the Board of Directors,

Mark W. Hianik Senior Vice President, General Counsel & Corporate Secretary

April 13, 2017

APPENDIX A

VERITIV CORPORATION
2014 OMNIBUS INCENTIVE PLAN
(As Amended and Restated, Effective March 8, 2017)

ARTICLE I
Purpose; Eligibility

        Section 1.1    General Purpose.    This Veritiv Corporation 2014 Omnibus Incentive Plan, as may be amended from time to time (the "Plan"), has the following purposes: (1) to attract and retain employees, consultants and directors who will contribute to the long-range success of Veritiv Corporation (the "Company") and its Subsidiaries (as defined herein); (2) to provide incentives that align the interests of employees, consultants and directors of the Company and its Subsidiaries with those of the shareholders of the Company; and (3) to promote the success of the Company's business.

        Section 1.2    Eligible Award Recipients.    The persons eligible to receive Awards are the Service Providers of the Company and its Subsidiaries and such other individuals designated by the Committee who are reasonably expected to become Service Providers after the receipt of Awards.

        Section 1.3    Available Awards.    Awards that may be granted under the Plan include Options, Stock Purchase Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, SARs, Dividend Equivalents, Deferred Share Units or other Stock-Based Awards.

ARTICLE II
Definitions

        Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

        "Administrator" shall mean the Board or any committee of the Board designated by the Board to administer the Plan. To the extent Section 162(m) of the Code is applicable to the Company and the Plan, and for those Awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the Administrator shall mean the Compensation and Leadership Development Committee of the Board (the "Compensation Committee") or such other committee or subcommittee of the Board or the Compensation Committee as the Board or the Compensation Committee shall designate, consisting of two or more members, each of whom is a "non-employee director" within the meaning of Rule 16b-3, as promulgated under the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

        "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where "control" shall have the meaning given such term under Rule 405 of the Securities Act.

        "Alternative Award" shall have the meaning set forth in Section 14.1.

        "Applicable Laws" shall mean the requirements relating to the administration of stock option, restricted stock, restricted stock unit and other equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which any shares of Company Common Stock are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

        "Award" shall mean any right granted under the Plan, including an Option, Stock Purchase Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, SAR, Dividend

Equivalent, Deferred Share Unit or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

        "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan, including the rights and obligations of the Participant upon the issuance of Company Common Stock subject to an Award. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant's acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein. In the event of any inconsistency or conflict between the express terms of the Plan and the express terms of an Award Agreement, the express terms of the Plan shall govern.

        "Base Price" shall have the meaning set forth below in the definition of Stock Appreciation Right.

        "Board" shall mean the Board of Directors of the Company, as constituted at any time.

        "Cause" shall, as to any Award granted to a Participant, have the meaning provided in the Award Agreement or the Participant's employment agreement with the Company or a Subsidiary (including, without limitation, offer letters), or, if there is no such definition in any such agreement, "Cause" shall include, but is not limited to, misconduct or other activity detrimental to the business interest or reputation of the Company or continued unsatisfactory job performance without making reasonable efforts to improve. Examples include insubordination, protracted or repeated absence from work without permission, illegal activity, disorderly conduct, etc. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant's termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant's employment for Cause.

        "Change in Control" shall mean the first to occur of any of the following events after the Effective Date:

          (a)   the acquisition, directly or indirectly, by any Person (which, for purposes of this definition, shall include a "group" (as defined in Section 13(d) of the Exchange Act)) of beneficial ownership of more than fifty percent (50%) of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries or any Affiliates of the foregoing;

          (b)   the merger, consolidation or other similar transaction involving the Company, as a result of which Persons who were holders of voting securities of the Company immediately prior to such merger, consolidation, or other similar transaction do not immediately thereafter beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

          (c)   within any 24-month period, the Incumbent Directors shall cease to constitute at least a majority of the Board;

          (d)   the approval by the Company's shareholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Subsidiary or a liquidation as a result of which Persons who were holders of voting securities of the Company immediately prior to such liquidation own, directly or indirectly, more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event; or

          (e)   the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more Persons that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company;

        in each case, provided that, as to Awards subject to Section 409A of the Code, such event also constitutes a "change in control" within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such.

        "Change in Control Price" shall mean the highest price per share of Company Common Stock offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Company" shall mean Veritiv Corporation, a Delaware corporation, and any successor thereto.

        "Company Common Stock" shall mean the common stock, par value $0.01 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

        "Compensation Committee" shall have the meaning set forth above in the definition of Administrator.

        "Competitive Activity" shall mean a Participant's material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information, or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Subsidiaries is a party.

        "Consultant" shall mean any natural person who is engaged by the Company or any of its Subsidiaries to render consulting or advisory services to such entity as an independent contractor.

        "Corporate Event" shall mean, as determined by the Administrator in its sole discretion, any transaction or event described in Section 4.3(a) or any unusual or nonrecurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

        "Deferred Share Unit" shall mean a unit credited to a Participant's account in the books of the Company under Article X which represents the right to receive one Share of Company Common Stock or cash equal to the Fair Market Value thereof on settlement of the account.

        "Director" shall mean a member of the Board or a member of the board of directors of any Subsidiary of the Company.

        "Disability" shall mean (x) for Awards that are not subject to Section 409A of the Code, "disability" as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant and (y) for Awards that are subject to Section 409A of the Code, "disability" shall have the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual (including, without limitation, offer letters), "Disability" shall have the meaning, if any, specified in such agreement.

        "Dividend Equivalent" shall mean the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

        "Effective Date" shall mean the date as of which this Plan is adopted by the Board.

        "Eligible Representative" for a Participant shall mean such Participant's personal representative or such other person as is empowered under the deceased Participant's will or the then applicable laws of descent and distribution to represent the Participant hereunder.

        "Employee" shall mean any individual classified as an employee by the Company or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan, including any person to whom an offer of employment has been extended (except that any Award granted to such person shall be conditioned on his or her commencement of service). A person shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries, or any successor to the foregoing. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, and such Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-qualified Stock Option on the first day immediately following a three (3)-month period from the date the employment relationship is deemed terminated.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Executive Officer" shall mean each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

        "Fair Market Value" of a Share as of any date of determination shall be:

          (a)   If the Company Common Stock is listed on any established stock exchange or a national market system, then the closing price on such date per Share as reported as quoted on such stock exchange or system shall be the Fair Market Value for the date of determination;

          (b)   If there are no transactions in the Company Common Stock that are available to the Company on any date of determination pursuant to clause (a) but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value determined as of the immediately preceding trading date shall be the Fair Market Value for the date of determination; or

          (c)   If neither clause (a) nor clause (b) shall apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Administrator with reference to (x) the most recent valuation of the Company Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing selected by the Administrator, if any, (y) sales prices of securities issued to investors in any recent arm's length transactions, and (z) any other factors determined to be relevant by the Administrator, and such determination shall be conclusive and binding for all purposes.

        "Good Reason" shall, in the case of any Participant who, as of the date of determination, is a party to an employment, severance or similar agreement with the Company or any Subsidiary of the Company that employs such individual, have the meaning, if any, specified in such agreement (including, without limitation, offer letters), provided, however that if there is no such employment, severance or similar agreement in which such term is defined, "Good Reason" shall have the meaning, if any, given such term in the applicable Award Agreement. For the avoidance of doubt, if a Participant is not a party to any such an agreement defining "Good Reason" or its substantial equivalent, the "Good Reason" definition shall not apply to such Participant.

        "Grant Date" shall mean the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

        "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

        "Incumbent Directors" shall mean individuals who, on the Effective Date, constitute the Board; provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected as a director of the Company as a result of an actual or threatened election contest with respect to the Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

        "normal retirement age" shall have the meaning set forth in the applicable Award Agreement or, if not defined in the Award Agreement, pursuant to the customary policies of the Company.

        "Non-qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

        "Non-U.S. Awards" shall have the meaning set forth in Section 3.5.

        "Option" shall mean an option to purchase Company Common Stock granted under the Plan. The term "Option" includes both an Incentive Stock Option and a Non-qualified Stock Option.

        "Option Price" shall have the meaning set forth in Section 6.3.

        "Optionee" shall mean a Participant to whom an Option or SAR is granted under the Plan.

        "Participant" shall mean any Service Provider who has been granted an Award pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

        "Performance Award" shall mean Performance Shares, Performance Units and all other Awards that vest (in whole or in part) upon the achievement of specified Performance Goals.

        "Performance Cycle" shall mean the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

        "Performance Goals" shall mean the objectives established by the Administrator for a Performance Cycle pursuant to Section 9.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

        "Performance Share" shall mean an Award granted pursuant to Article IX of the Plan of a contractual right to receive a number of Shares (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

        "Performance Unit" shall mean a U.S. Dollar-denominated unit (or a unit denominated in the Participant's local currency) granted pursuant to Article IX of the Plan, payable in cash or in Shares upon the achievement, in whole or in part, of the applicable Performance Goals.

        "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

        "Plan" shall have the meaning set forth in Section 1.1.

        "Replacement Awards" shall mean Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

        "Restricted Stock" shall mean an Award granted pursuant to Section 8.1.

        "Restricted Stock Unit" shall mean an Award granted pursuant to Section 8.2.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Service Provider" shall mean an Employee, Consultant or Director.

        "Share" shall mean a share of Company Common Stock.

        "Stock Appreciation Right" or "SAR" shall mean the right to receive a payment from the Company in cash and/or Shares equal to the product of (i) the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the "Base Price") fixed by the Administrator on the Grant Date (which specified price shall not be less than the Fair Market Value of one Share on the Grant Date), multiplied by (ii) a stated number of Shares.

        "Stock-Based Award" shall have the meaning set forth in Section 11.1.

        "Stock Purchase Right" shall mean an Award granted pursuant to Section 11.2.

        "Subplans" shall have the meaning set forth in Section 3.5.

        "Subsidiary" shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest, provided that, to the extent required under Section 422 of the Code when granting an Incentive Stock Option, Subsidiary shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Termination of employment," "termination of service" and any similar term or terms shall mean, with respect to a Director who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Director ceases to be a member of the Board, with respect to a Consultant who is not an Employee of the Company or any of its Subsidiaries, the date upon which such Consultant ceases to provide consulting or advisory services to the Company or any of its Subsidiaries and, with respect to an Employee, the date the Participant ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean "separation from service," as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. A "termination of employment" or "termination of service" shall not occur if a Director, immediately upon ceasing to be a member of the Board, becomes an Employee of the Company or any of its Subsidiaries or if an Employee, immediately upon termination of employment with the Company or any of its Subsidiaries, becomes or continues to serve as a member of the Board.

        "Withholding Taxes" shall mean the statutory minimum of any federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under Applicable Law.

ARTICLE III
Administration

        Section 3.1    Administrator.    The Plan shall be administered by the Administrator, which Administrator, unless otherwise determined by the Board, shall be constituted to comply with Applicable Laws, including, without limitation, Section 16 of the Exchange Act and Section 162(m) of the Code.

        Section 3.2    Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a committee, the specific duties delegated by the Board to such Administrator, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion to:

          (a)   determine the Fair Market Value;

          (b)   select the Service Providers to whom Awards may from time to time be granted hereunder;

          (c)   determine the type or types of Awards to be granted to each Participant;

          (d)   determine the number of Awards to be granted and the number of Shares to which an Award will relate;

          (e)   determine when Awards are to be granted under the Plan and the applicable Grant Date;

          (f)    determine the terms and conditions of any Awards granted hereunder (including, without limitation, the exercise price, the vesting provisions, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Awards or the Company Common Stock relating thereto) based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (g)   determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to such Service Provider hereunder, including, but not by way of limitation of, all questions of whether a particular Service Provider has taken a leave of absence, all questions of whether a leave of absence taken by a particular Service Provider constitutes a termination of service, and all questions of whether a termination of service of a particular Service Provider resulted from discharge for Cause;

          (h)   approve forms of agreement for use under the Plan, which need not be identical for each Service Provider;

          (i)    prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans established for the purpose of satisfying applicable foreign laws;

          (j)    determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered;

          (k)   suspend or accelerate the vesting of any Award granted under the Plan;

          (l)    amend any outstanding Awards as set forth in Section 15.2 hereof;

          (m)  construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and apply its provisions;

          (n)   determine the effect of a Corporate Event under Section 4.3;

          (o)   make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

          (p)   authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (q)   interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

          (r)   make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

        Section 3.3    Delegation by the Administrator.    The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors, of the Company or its Affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee Directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with Section 157(c) of the Delaware General Corporation Law (or successor provision). In addition, (i) with respect to any Award intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the Administrator shall mean the Compensation Committee or such other committee or subcommittee of the Board or the Compensation Committee as the Board or the Compensation Committee shall designate, consisting solely of two or more members, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation and (ii) with respect to any Award intended to qualify for the exemption contained in Rule 16b-3 promulgated under the Exchange Act, the Administrator shall consist of solely two or more "non-employee directors" within the meaning of such rule, or, in the alternative, the entire Board.

        Section 3.4    Compensation, Professional Assistance, Administrator Decisions Final; Indemnification.    The Administrator shall receive no compensation for its services hereunder except as may be determined by the Board. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, in its discretion, elect to engage the services of attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations, decisions and determinations made by the Administrator shall be final, binding and conclusive upon all Participants, the Company and all other interested persons. The Administrator's determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members), in addition to such other rights of indemnification as they may have as Directors or members of the Administrator, and to the extent allowed by Applicable Laws, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator (and its members) may be party by reason of any such action, determination or interpretation.

        Section 3.5    Participants Based Outside the United States.    To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum Award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Participants employed or providing services outside the United States ("Non-U.S. Awards"), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances ("Subplans") and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator's decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Subsidiaries, Affiliates and members of the

Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (y) except as otherwise required under Applicable Laws, are not to be considered part of the Participant's salary or compensation under the Participant's employment with the Participant's local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.

ARTICLE IV
Shares Subject to Plan

        Section 4.1    Shares Subject to Plan.

          (a)   Subject to Section 4.3, the aggregate number of Shares which may be issued under this Plan is 3,080,000, all of which may be issued in the form of Incentive Stock Options under the Plan. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form.

          (b)   Upon the grant of an Award, the maximum number of Shares set forth in Section 4.1(a) shall be reduced by the maximum number of Shares that are issued or may be issued pursuant to such Award. Upon the exercise, settlement or conversion of any Award or portion thereof, there shall again be available for grant under the Plan the number of Shares subject to such Award or portion thereof minus the actual number of Shares issued in connection with such exercise, settlement or conversion. If any such Award or portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, expired or otherwise terminated Award or portion thereof shall again be available for grant under the Plan. If Shares are withheld from issuance with respect to an Award by the Company in satisfaction of any tax withholding or similar obligations, such withheld Shares shall again be available for grant under the Plan. Awards which the Administrator reasonably determines will be settled in cash shall not reduce the Plan maximum set forth in Section 4.1(a). Notwithstanding the foregoing, and except to the extent required by Applicable Law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

        Section 4.2    Individual Award Limitations.    Subject to Section 4.1(a) and Section 4.3, the following individual Award limits shall apply to the extent Section 162(m) of the Code is applicable to the Company and the Plan, and for those Awards intended to qualify as performance-based compensation under Section 162(m) of the Code:

          (a)   No Participant may be granted in any calendar year more than 1,000,000 Options, SARs or any other Award based solely on the increase in value of the Shares from the Grant Date under the Plan.

          (b)   No Participant may be granted in any calendar year more than 1,000,000 Performance Shares, shares of performance-based Restricted Stock, performance-based Restricted Stock Units or performance-based Dividend Equivalents under the Plan.

          (c)   No Participant may be granted in any calendar year Performance Units or any other performance-based Award settled in cash under the Plan with a value of more than US $10,000,000 (or the equivalent of such amount denominated in the Participant's local currency).

        Section 4.3    Changes in Company Common Stock; Disposition of Assets and Corporate Events.

          (a)   If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a "Corporate Event"), the Administrator shall adjust the number and type of shares available for issuance under the Plan, the maximum number and type of shares subject to all Awards, the maximum number and type of shares with respect to which any one person may be granted Awards during any period and the number, class and Option Price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) and any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 4.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number.

          (b)   Any adjustment of an Award pursuant to this Section 4.3 shall be effected in compliance with Section 422 and 409A of the Code to the extent applicable.

        Section 4.4    Award Agreement Provisions.    The Administrator may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries.

        Section 4.5    Prohibition Against Repricing.    Except to the extent (i) approved in advance by holders of a majority of the Shares entitled to vote generally in the election of Directors or (ii) pursuant to Section 4.3 as a result of any Corporate Event, the Administrator shall not have the power or authority to reduce the exercise price of outstanding Options or SARs or cancel, convert, exchange, replace, buyout or surrender outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs.

ARTICLE V
Granting of Options and SARs and Sale of Company Common Stock

        Section 5.1    Eligibility.    Non-qualified Stock Options and SARs may be granted to Service Providers. Subject to Section 5.2, Incentive Stock Options may only be granted to Employees.

        Section 5.2    Qualification of Incentive Stock Options.    No Employee may be granted an Incentive Stock Option under the Plan if such Employee, at the time the Incentive Stock Option is granted, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary of the Company or "parent corporation" (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        Section 5.3    Granting of Options and SARs to Service Providers.

          (a)   Options and SARs.    The Administrator may from time to time:

              (i)  Select from among the Service Providers (including those to whom Options or SARs have been previously granted under the Plan) such of them as in its opinion should be granted Options and/or SARs;

             (ii)  Determine the number of Shares to be subject to such Options and/or SARs granted to such Service Provider, and determine whether such Options are to be Incentive Stock Options or Non-qualified Stock Options; and

            (iii)  Determine the terms and conditions of such Options and SARs, consistent with the Plan.

          (b)   SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Unless otherwise determined by the Administrator at the Grant Date or determined thereafter in a manner more favorable to the Participant, SARs granted in tandem with Options shall have substantially similar terms and conditions to such Options to the extent applicable, or may be granted on a freestanding basis, not related to any Option.

          (c)   Upon the selection of a Service Provider to be granted an Option or SAR under this Section 5.3, the Administrator shall issue, or shall instruct an authorized officer to issue, such Option or SAR and may impose such conditions on the grant of such Option or SAR as it deems appropriate. Subject to Section 15.2 of the Plan, any Incentive Stock Option granted under the Plan may be modified by the Administrator, without the consent of the Optionee, even if such modification would result in the disqualification of such Option as an "incentive stock option" under Section 422 of the Code.

ARTICLE VI
Terms of Options and SARs

        Section 6.1    Award Agreement.    Each Option and each SAR shall be evidenced by a written Award Agreement, which shall be executed by the Optionee and an authorized officer and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

        Section 6.2    Exercisability and Vesting of Options and SARs.

          (a)   Each Option and SAR shall vest and become exercisable according to the terms of the applicable Award Agreement; provided, however, that by a resolution adopted after an Option or SAR is granted the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or SAR or any portion thereof may be exercised.

          (b)   Except as otherwise provided by the Administrator or in the applicable Award Agreement, no portion of an Option or SAR which is unexercisable on the date that an Optionee incurs a termination of service as a Service Provider shall thereafter become exercisable.

          (c)   The aggregate Fair Market Value (determined as of the Grant Date of the Option) of all Shares with respect to which Incentive Stock Options are first exercisable by a Service Provider in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-qualified Stock Options.

          (d)   SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable.

        Section 6.3    Option Price and Base Price.    Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the "Option Price") and the Base Price of each SAR shall be set by the Administrator and shall be not less than 100% of the Fair Market Value of such Shares on the Grant Date of such Option or SAR.

        Section 6.4    Expiration of Options and SARs.    No Option or SAR may be exercised after the first to occur of the following events:

          (a)   The expiration of ten (10) years from the Grant Date of the Option or SAR; or

          (b)   With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the expiration of five (5) years from the date the Incentive Stock Option was granted.

ARTICLE VII
Exercise of Options and SARs

        Section 7.1    Person Eligible to Exercise.    During the lifetime of the Optionee, only the Optionee may exercise an Option or SAR (or any portion thereof) granted to him or her; provided, however, that the Optionee's Eligible Representative may exercise his or her Option or SAR or portion thereof during the period of the Optionee's Disability. After the death of the Optionee, any exercisable portion of an Option or SAR may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.

        Section 7.2    Partial Exercise.    At any time and from time to time prior to the date on which the Option or SAR becomes unexercisable under the Plan or the applicable Award Agreement, the exercisable portion of an Option or SAR may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Shares and the Administrator may, by the terms of the Option or SAR, require any partial exercise to exceed a specified minimum number of Shares.

        Section 7.3    Manner of Exercise.    Subject to any generally applicable conditions or procedures that may be imposed by the Administrator, an exercisable Option or SAR, or any exercisable portion thereof, may be exercised solely by delivery to the Administrator or its designee of all of the following prior to the time when such Option or SAR or such portion becomes unexercisable under the Plan or the applicable Award Agreement:

          (a)   Notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or SAR or portion thereof is being exercised, and specifically stating the number of Shares with respect to which the Option or SAR is being exercised (which form of notice shall be provided by the Administrator upon request and may be electronic);

          (b)   (i)    With respect to the exercise of any Option, full payment (in cash (through wire transfer only) or by personal, certified, or bank cashier check) of the aggregate Option Price of the Shares with respect to which such Option (or portion thereof) is thereby exercised; or

             (ii)  With the consent of the Administrator, (A) Shares owned by the Optionee duly endorsed for transfer to the Company or (B) Shares issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option Price of the Shares with respect to which such Option (or portion thereof) is thereby exercised; or

            (iii)  With the consent of the Administrator, payment of the Option Price through a broker-assisted cashless exercise program established by the Company or other "cashless", or net issuance, basis; or

            (iv)  With the consent of the Administrator, any form of payment of the Option Price permitted by Applicable Laws and any combination of the foregoing methods of payment.

          (c)   Full payment to the Company (in cash or by personal, certified or bank cashier check or by any other means of payment approved by the Administrator) of all minimum amounts necessary to satisfy any and all Withholding Taxes arising in connection with the exercise of the Option or SAR (notice of the amount of which shall be provided by the Administrator as soon as practicable following receipt by the Administrator of the notice of exercise);

          (d)   Such representations and documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator shall provide the Optionee or Eligible Representative with all such representations and documents as soon as practicable following receipt by the Administrator of the notice of exercise. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (e)   In the event that the Option or SAR or portion thereof shall be exercised as permitted under Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or SAR or portion thereof.

        Section 7.4    Optionee Representations.    The Administrator, in its sole discretion, may require an Optionee to make certain representations or acknowledgements on or prior to the purchase of any Shares pursuant to any Option or SAR granted under this Plan, in respect thereof including, without limitation, that the Optionee is acquiring the Shares for an investment purpose and not for resale, and, if the Optionee is an Affiliate, additional acknowledgements regarding when and to what extent any transfers of such Shares may occur.

        Section 7.5    Settlement of SARs.    Unless otherwise determined by the Administrator, upon exercise of a SAR, the Participant shall be entitled to receive payment in the form, determined by the Administrator, of Shares, or cash, or a combination of Shares and cash having an aggregate value equal to the amount determined by multiplying:

          (a)   any increase in the Fair Market Value of one Share on the exercise date over the Base Price of such SAR, by

          (b)   the number of Shares with respect to which such SAR is exercised; provided, however, that on the Grant Date, the Administrator may establish, in its sole discretion, a maximum amount per Share that may be payable upon exercise of a SAR, and provided, further, that in no event shall the value of the Company Common Stock or cash delivered on exercise of a SAR exceed the excess of the Fair Market Value of the Shares with respect to which the SAR is exercised over the Fair Market Value of such Shares on the Grant Date of such SAR.

        Section 7.6    Conditions to Issuance of Shares.    The Company shall evidence the issuance of Shares delivered upon exercise of an Option or SAR in the books and records of the Company or in a manner determined by the Company. Notwithstanding the above, the Company shall not be required to effect the issuance of any Shares purchased upon the exercise of any Option or SAR or portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such Shares to listing on any and all stock exchanges on which such class of Company Common Stock is then listed;

          (b)   The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other local, state, federal or foreign governmental regulatory body, which the Administrator shall, in its sole discretion, deem necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable; and

          (d)   The payment to the Company (or its Subsidiary, as applicable) of all amounts which it is required to withhold under Applicable Law in connection with the exercise of the Option or SAR.

The Administrator shall not have any liability to any Optionee for any delay in the delivery of Shares to be issued upon an Optionee's exercise of an Option or SAR.

        Section 7.7    Rights as Stockholders.    The holder of an Option or SAR shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option or SAR unless and until the Shares attributable to the exercise of the Option or SAR have been issued by the Company to such holder and, unless otherwise determined by the Administrator, such holder has made such representations and provided such documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.

        Section 7.8    Transfer Restrictions.    Unless otherwise determined by the Administrator, the Shares acquired upon exercise of an Option or SAR shall be subject to the terms and conditions of the Award Agreement and such other terms and conditions as the Administrator shall determine. In addition, the Administrator, in its sole discretion, may set forth in an Award Agreement such further restrictions on the transferability of the Shares purchasable upon the exercise of an Option or SAR as it deems appropriate. Any such restriction may be referred to in the Share register maintained by the Company or otherwise in a manner reflecting its applicability to the Shares. The Administrator may require the Employee to give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option, within two (2) years from the Grant Date of such Option or one (1) year after the transfer of such Shares to such Employee. The Administrator may cause the Share register maintained by the Company to refer to such requirement.

ARTICLE VIII
Restricted Stock Awards and Restricted Stock Unit Awards

        Section 8.1    Restricted Stock.

          (a)    Grant of Restricted Stock.    The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

          (b)    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines on the Grant Date of the Award or thereafter.

          (c)    Issuance of Restricted Stock.    The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine; provided, that, no provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form.

        Section 8.2    Restricted Stock Units.    The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. On the Grant Date, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. On the Grant Date, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan (including satisfaction of applicable Withholding Taxes), transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the grantee to the Company for such Shares.

        Section 8.3    Rights as a Stockholder.    A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant and, unless otherwise determined by the Administrator, such Participant has made such representations and provided such documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.

ARTICLE IX
Performance Shares and Performance Units

        Section 9.1    Grant of Performance Awards.    The Administrator is authorized to make Awards of Performance Shares and Performance Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.

        Section 9.2    Issuance and Restrictions.    The Administrator shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for any Performance Cycle, and the Performance Goals applicable in respect of such Performance Shares and Performance Units for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Administrator shall determine. No Company Common Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units.

        Section 9.3    Earned Performance Shares and Performance Units.    Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine, either in an Award Agreement or thereafter on terms more favorable to the Participant; provided, that, as to any such Award subject to Section 162(m), to the extent consistent with Section 162(m). In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Shares and Performance Units on such other conditions as the Administrator shall specify in an Award Agreement. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Share or Performance Unit Award.

        Section 9.4    Rights as a Stockholder.    A Participant shall not have any rights as a stockholder in respect of Performance Shares or Performance Units awarded pursuant to the Plan (including, without limitation, to the right to vote on any matter submitted to the Company's stockholders) unless and until the Shares attributable to such Performance Shares or Performance Units have been issued to such Participant or his or her beneficiary and, unless otherwise determined by the Administrator, such Participant has made such representations and provided such documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.

        Section 9.5    Performance Goals.    The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Period or for an Award of Performance Shares or Performance Units to be earned or vested. At the discretion of the Administrator, the Performance Goals may be based upon (alone or in combination): (a) net or operating income (before or after taxes) or other income measures; (b) earnings before taxes, interest, depreciation and/or amortization ("EBITDA"); (c) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (d) sales (including, but not limited to, total sales, net sales and revenue growth); (e) profit (including, but not limited to, net profit, gross profit, operating profit, net operating profit, economic profit or other corporate profit measures); (f) financial return measures (including, but not limited to, return on assets, income, capital, invested capital, equity, investments, sales and revenue); (g) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); (h) productivity ratios (including, but not limited to, measuring liquidity, profitability and leverage); (i) share price (including, but not limited to, growth measures and total shareholder return); (j) expense/cost management targets (including, but not limited, to expense management, expense ratio, expense efficiency ratios or other expense measures); (k) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins and EBITDA margins); (l) operating efficiency; (m) market share or market penetration; (n) customer targets (including, but not limited to, customer growth and customer satisfaction); (o) working capital targets or improvements; (p) economic value added; (q) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, total debt, net debt, debt reduction, retained earnings, year-end cash, cash conversion cycle and ratio of debt to equity or to EBITDA); (r) workforce targets (including, but not limited to, diversity goals, employee engagement or satisfaction, employee retention and workplace health and safety goals); (s) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (t) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria; (u) improvements in capital structure; (v) business expansion or consolidation (acquisitions and divestitures); (w) internal rate of return or increase in net present value, (x) productivity measures; (y) cost reduction measures or, for any period of time in which Section 162(m) is not applicable to the Company and the Plan, or at any time in the case of (A) persons who are not "covered employees" under Section 162(m) of the Code or (B) Awards (whether or not to "covered employees") not intended to qualify as performance-based compensation under Section 162(m) of the Code, such other criteria as may be determined by the Administrator.

        Performance Goals may be established on a Company-wide basis or with respect to one or more Subsidiaries or Affiliates or business units, divisions, regions, departments, functions or products within the Company, a Subsidiary or Affiliate and may be expressed in absolute terms, or an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, or measured relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more Subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies or (v) other external measures of the selected performance criteria. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Any performance objective may measure performance on an individual basis, as appropriate. The Administrator may provide for a threshold level of performance below which no Shares or compensation will be granted or paid in respect of Performance Shares or Performance Units, and a maximum level of performance above which no additional Shares or compensation will be granted or paid in respect of Performance Shares or Performance Units, and it may provide for differing amounts of Shares or compensation to be granted or paid in respect of Performance Shares or Performance Units for different levels of performance. The applicable Performance Goals set forth above may be applied on a pre- or post-tax basis and may be established or adjusted in accordance with Section 162(m) of the Code to include or exclude objectively determinable components of any Performance Goal, including, without limitation, "non-recurring items" as determined under U.S. generally accepted accounting principles, as identified in the financial statements, notes to the financial statements or management's discussion and analysis in the annual report, and the charges or costs associated with restructurings of the Company, impairments, debt refinancing costs, noncash items, discontinued operations, capital gains and losses, dividends, Share repurchases, other unusual, non-recurring or infrequently occurring items, and the cumulative effects of changes in the law or accounting principles. Except in the case of Awards to "covered employees" intended to be performance-based compensation under Section 162(m) of the Code, the Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Administrator may determine.

        Section 9.6    Special Rule for Performance Goals.    If, at the time of grant, the Administrator intends a Performance Share Award, Performance Unit or other Performance Award to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must establish Performance Goals for the applicable Performance Cycle prior to the 91st day of the Performance Cycle (or by such other date as may be required under Section 162(m) of the Code) and not later than the date on which 25% of the Performance Cycle has elapsed.

        Section 9.7    Negative Discretion.    Notwithstanding anything in this Article IX to the contrary, the Administrator shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 9.8 based on individual performance or any other factors that the Administrator, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under the Award or under the Plan.

        Section 9.8    Certification of Attainment of Performance Goals.    As soon as practicable after the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall certify in writing the number of Performance Shares or other Performance Awards and the number and value of Performance Units that have been earned or vested on the basis of performance in relation to the established Performance Goals.

        Section 9.9    Payment of Awards.    Payment or delivery of Company Common Stock with respect to earned Performance Shares and earned Performance Units shall be made to the Participant or, if the Participant has died, to the Participant's Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator's certification under Section 9.8 above and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) ninety (90) days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator's certification under Section 9.8 above or such other date specified in the Award Agreement. The Administrator may, in an Award Agreement with respect to the award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

        Section 9.10    Newly Eligible Participants.    Notwithstanding anything in this Article IX to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

ARTICLE X
Deferred Share Units

        Section 10.1    Grant.    Subject to Article III, the Administrator is authorized to make awards of Deferred Share Units to any Participant selected by the Administrator at such time or times as shall be determined by the Administrator without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. Upon the grant of Deferred Share Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Deferred Share Units awarded to the Participant. No Shares will be issued to the Participant at the time an award of Deferred Share Units is granted. Subject to Article III, Deferred Share Units may become payable on a Corporate Event, Change in Control, termination of employment or on a specified date or dates or a specified event or events set forth in the Award Agreement evidencing such Deferred Share Units.

        Section 10.2    Rights as a Stockholder.    A Participant shall not be, nor have any of the rights and privileges of, a stockholder of the Company in respect of Deferred Share Units awarded pursuant to the Plan unless and until the Shares attributable to such Deferred Share Units have been issued to such Participant and, unless otherwise determined by the Administrator, such Participant has made such representations and provided such documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.

        Section 10.3    Vesting.    Unless the Administrator provides otherwise on the Grant Date or provides thereafter in a manner more favorable to the Participant, Deferred Share Units shall be fully vested and nonforfeitable when granted.

        Section 10.4    Further Deferral Elections.    A Participant may elect to further defer receipt of Shares issuable in respect of Deferred Share Units (or an installment of an Award) for a specified period or until a specified event and in a manner consistent with Section 409A of the Code, subject in each case to the Administrator's approval and to such terms as are determined by the Administrator, all in its sole discretion. Subject to any exceptions adopted by the Administrator, such election must generally be made at least twelve (12) months prior to the prior settlement date of such Deferred Share Units (or any such installment thereof) and must defer settlement for at least five (5) years after such prior settlement date. A further deferral opportunity does not have to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants.

        Section 10.5    Settlement.    Subject to this Article X, upon the date specified in the Award Agreement evidencing the Deferred Share Units, for each such Deferred Share Unit the Participant shall receive, as specified in the Award Agreement (and subject to satisfaction of applicable withholding taxes), (i) a cash payment equal to the Fair Market Value of one (1) Share as of such payment date, (ii) one (1) Share or (iii) any combination of clauses (i) and (ii).

ARTICLE XI
Other Stock-Based Awards

        Section 11.1    Grant of Stock-Based Awards.    The Administrator is authorized to make Awards of other types of equity-based or equity-related awards ("Stock-Based Awards") not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine. All Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        Section 11.2    Sale of Company Common Stock to Service Providers.    The Administrator, acting in its sole discretion, may from time to time designate one or more Service Providers to whom an offer to sell Shares shall be made and the terms and conditions thereof, provided, however, that the price per Share shall not be less than the Fair Market Value of such Shares on the date any such offer is accepted. Any Shares sold under this Section 11.2 shall be subject to the same limitations, restrictions and administration hereunder as would apply to any Shares issued pursuant to the exercise of an Option under this Plan including, without limitation, conditions and restrictions set forth in Section 7.6 above. Unless otherwise determined by the Administrator, Shares acquired pursuant to this Section 11.2 shall also be subject to the terms and conditions of an Award Agreement, which shall be executed by the Participant and an authorized officer.

        Section 11.3    Automatic Grants for Directors.    The Administrator may institute, by resolution, grants of automatic Awards to new and continuing Directors, with the number and type of such Awards, the frequency of grant and all related terms and conditions, including any applicable vesting conditions, as determined by the Administrator in its sole discretion.

ARTICLE XII
Dividend Equivalents

        Section 12.1    Generally.    Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator. For the avoidance of doubt, Dividend Equivalents with respect to Awards (including any performance-based awards) shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.

ARTICLE XIII
Termination and Forfeiture

        Section 13.1    Termination for Cause.    Unless otherwise determined by the Administrator at the Grant Date and set forth in the Award Agreement covering the Award or otherwise in writing or determined thereafter in a manner more favorable to the Participant, if a Participant's employment or service terminates for Cause, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause) shall be immediately forfeited and canceled, effective as of the date of the Participant's termination of service.

        Section 13.2    Termination for Any Other Reason.    Unless otherwise determined by the Administrator at the Grant Date and set forth in the Award Agreement covering the Award or otherwise in writing or determined thereafter in a manner more favorable to the Participant, if a Participant's employment or service terminates for any reason other than Cause:

          (a)   All Awards that are unvested or unexercisable shall be immediately forfeited and canceled, effective as of the date of the Participant's termination of service;

          (b)   All Options and SARs that are vested shall remain outstanding until the earliest of the following: (x) in the case of termination for death, Disability or retirement at normal retirement age, the 180th day following the date of the Participant's death, Disability or retirement at normal retirement age, (y) the three-month anniversary of the effective date of the Participant's termination for any reason other than death, Disability or retirement at normal retirement age or (z) the Award's normal expiration date, after which any unexercised Options and SARs shall immediately terminate; and

          (c)   All Awards other than Options and SARs that are vested shall be treated as set forth in the applicable Award Agreement (or in any more favorable manner determined by the Administrator).

        Section 13.3    Post-Termination Informational Requirements.    Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant's Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with Applicable Law and determine whether the provisions of Section 13.1 or Section 13.4 may apply to such Award.

        Section 13.4    Forfeiture of Awards.    Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct, Competitive Activity or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates) as may be adopted by the Administrator or the Board from time to time and communicated to Participants. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. The Administrator may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct, Competitive Activity or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates). The Participant shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by Applicable Law or regulations in effect on or after the Effective Date, including Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. For the avoidance of doubt, the

Administrator shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. The implementation of policies and procedures pursuant to this Section 13.4 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

        Section 13.5    Clawbacks.    Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with Applicable Law.

ARTICLE XIV
Change in Control

        Section 14.1    Alternative Award.    Subject to Section 14.2, upon a Change in Control, outstanding Awards (other than Awards that by their express terms are forfeited upon a Change in Control (e.g., by reason of performance goals not having been satisfied)) shall be honored or assumed, or new rights shall be substituted therefor, effective following the Change in Control (such honored, assumed or substituted award, an "Alternative Award") having such terms and conditions as are determined by the Administrator, provided that any Alternative Awards must (i) include rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under the Award immediately prior to the Change in Control (except that, for avoidance of doubt, the Alternative Awards may relate to an equity interest of a direct or indirect parent of the Company or an Affiliate rather than to the Company Common Stock); (ii) as to any service-based vesting requirement applicable to the Award, provide for full vesting of the Alternative Award upon the Participant's termination of employment without Cause or in a constructive discharge during the remaining vesting period thereof (with "constructive discharge" to have such meaning as is determined by the Administrator as to a Participant who is not otherwise covered by a Good Reason provision); (iii) as to any performance-based vesting requirement applicable to the Award, provide for vesting of the Alternative Award at target levels upon the Participant's termination of employment without Cause or in a constructive discharge during the remaining vesting period thereof; (iv) as to any Alternative Awards that are stock options, have identical or better methods of payment of the exercise price thereof; and (iv) provide for a substantially equivalent method by which the Participant is able to receive cash in respect of the Alternative Awards (or such other method as may be agreed by the Administrator and the counterparty in the Change in Control). If the Administrator determines in connection with a Change in Control that performance-based vesting requirements applicable to an Award will no longer operate as intended following the Change in Control or will no longer provide the intended incentive, the Administrator may modify such performance-based vesting requirements or impose new performance-based vesting requirements so long as the Administrator determines that such modified or new performance-based vesting requirements are not materially more difficult to achieve than the performance-based vesting requirements applicable to the Award immediately prior to the Change in Control.

        Section 14.2    Accelerated Vesting and Payment.    In the event that the Administrator determines, whether in an Award Agreement or thereafter, including at the time of or in connection with a Change in Control, that the provisions of Section 14.1 shall not (or shall no longer) apply, then the Administrator may determine, in whole or in part and in any combination, that, upon a Change in Control:

          (a)   each vested and unvested Option or SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Option Price or Base Price;

          (b)   the vesting restrictions applicable to all other unvested Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price;

          (c)   all other Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price; and

          (d)   all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, equity holders under the Plan may (to the extent consistent with Section 409A) receive the same time and form of payment in the Change in Control in the same proportion as the Company's stockholders, or the Administrator may, in its sole discretion, cause equity holders under the Plan to be paid in cash at the time of the Change in Control. For avoidance of doubt, upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the aggregate Fair Market Value of the Shares subject to Options and SARs is less than or equal to the Option Price of such Options or the Base Price of such SARs.

        Section 14.3    Section 409A.    Notwithstanding the broad discretion of the Administrator in Sections 14.1 and 14.2, if any Award is subject to Section 409A of the Code and an Alternative Award would be deemed a non-compliant modification of such Award under Section 409A, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 14.2 or in the Award Agreement (or in such other manner determined by the Administrator that is a compliant modification under Section 409A).

        Section 14.4    Successors and Assigns.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

ARTICLE XV
Other Provisions

        Section 15.1    Awards Not Transferable.    Unless otherwise agreed to in writing by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 15.1 shall prevent transfers by will or by the applicable laws of descent and distribution or, with the prior approval of the Company's General Counsel or the Administrator, estate planning transfers.

        Section 15.2    Amendment, Suspension or Termination of the Plan or Award Agreements.

          (a)   The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided that without the approval by a majority of the shares entitled to vote at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 4.3, increase the number of Shares subject to the Plan or the individual Award limitations specified in Section 4.2; (ii) modify the class of persons eligible for participation in the

  Plan; or (iii) materially modify the Plan in any other way that would require shareholder approval under Applicable Law.

          (b)   Except as otherwise expressly provided in the Plan, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Award, adversely alter or impair any rights or obligations under any Award theretofore granted. Except as provided by Section 4.3, notwithstanding the foregoing, the Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be adversely impaired without the Participant's written consent. The Company shall provide a Participant with notice of any amendment made to such Participant's existing Award Agreement in accordance with the terms of this Section 15.2(b).

          (c)   Notwithstanding any provision of the Plan to the contrary, in no event shall adjustments made by the Administrator pursuant to Section 4.3 or the application of Section 13.5, Section 14.1, Section 14.2, Section 15.7 or Section 15.14 to any Participant constitute an amendment of the Plan or of any Award Agreement requiring the consent of any Participant.

          (d)   No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

        Section 15.3    Effect of Plan upon Other Award and Compensation Plans.    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries. Nothing in this Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

        Section 15.4    No Fractional Shares.    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards or other securities or properties shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

        Section 15.5    At-Will Employment.    Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without notice, and with or without Cause.

        Section 15.6    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        Section 15.7    Conformity to Securities Laws.    The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        Section 15.8    Term of Plan.    The Plan became effective on the date as of which it was initially adopted by the Board (the "Effective Date") and shall continue in effect, unless sooner terminated pursuant to Section 15.2, until the tenth (10th) anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards. The Plan has been amended and restated, as set forth herein, effective March 8, 2017, subject to approval by the stockholders of the Company at the Company's 2017 annual meeting.

        Section 15.9    Governing Law.    To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

        Section 15.10    Severability.    In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

        Section 15.11    Governing Documents.    In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary of the Company that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

        Section 15.12    Withholding Taxes.    In addition to any rights or obligations with respect to Withholding Taxes under the Plan or any applicable Award Agreement, the Company or any Subsidiary employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any Withholding Taxes arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such Withholding Taxes; provided, however, that in the event that the Company withholds Shares issued or issuable to the Participant to satisfy all or any portion of the Withholding Taxes, the Company shall withhold a number of whole Shares having a Fair Market Value, determined as of the date of withholding, not in excess of the minimum of tax required to be withheld by Applicable Law (or such lower amount as may be necessary to avoid liability award accounting) and any remaining amount shall be remitted in cash or withheld; and provided, further, that with respect to any Award subject to Section 409A of the Code, in no event shall Shares be withheld pursuant to this Section 15.12 (other than upon or immediately prior to settlement in accordance with the Plan and the applicable Award Agreement) other than to pay taxes imposed under the U.S. Federal Insurance Contributions Act (FICA) and any associated U.S. federal withholding tax imposed under Section 3401 of the Code and in no event shall the value of such Shares (other than upon immediately prior to settlement) exceed the amount of the tax imposed under FICA and any associated U.S. federal withholding tax imposed under Section 3401 of the Code. The Participant shall be responsible for all Withholding Taxes and other tax consequences of any Award granted under this Plan.

        Section 15.13    Unfunded Plan.    The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

        Section 15.14    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a "specified employee" as determined pursuant to Section 409A under any Company Specified Employee policy in effect at the time of the Service Provider's "separation from service" (as determined under Section 409A) or, if no such policy is in effect, as defined in Section 409A of the Code), then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider's separation from service and (ii) the Service Provider's death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten-day period following the lapsing of the delay period. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Administrator shall have any liability to any Participant for such tax or penalty. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

        Section 15.15    Section 16.    It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 15.15, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

        Section 15.16    Section 162(m).    To the extent the Administrator issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Administrator may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's federal income tax deduction for compensation paid pursuant to any such Award.

        Section 15.17    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Administrator and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

        Section 15.18    Notices.    Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to 1000 Abernathy Road NE, Building 400, Suite 1700, Atlanta, GA 30328 to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its subsidiaries, to the individual's workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

APPENDIX B

VERITIV CORPORATION
2015 ANNUAL INCENTIVE PLAN
(As Amended and Restated, Effective March 8, 2017)

I. PURPOSES

        The purposes of the Veritiv Corporation 2015 Annual Incentive Plan (the "Plan") are to retain and motivate the officers and other employees of Veritiv Corporation (the "Company") and its subsidiaries who have been designated by the Committee to participate in the Plan for a specified Performance Period by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance goals have been achieved or exceeded for an applicable Performance Period. It is intended that all amounts payable to Participants who are "covered employees" within the meaning of Section 162(m) of the Code will constitute "qualified performance-based compensation" within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder shall be so interpreted and construed to the maximum extent possible.

II. CERTAIN DEFINITIONS

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Compensation and Leadership Development Committee of the Board or such other committee or subcommittee designated by the Board or the Compensation and Leadership Development Committee that satisfies any then applicable requirements of the New York Stock Exchange, or such other principal national stock exchange on which the common stock of the Company is then traded, to constitute a compensation committee, and which consists of two or more members of the Board, each of whom is intended to be an "outside director" within the meaning of Section 162(m) of the Code.

        "Company" means Veritiv Corporation, a Delaware corporation, and any successor thereto.

        "Competitive Activity" means a Participant's material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information, or other covenants having the same or similar scope, included in an award under this Plan, an award under the Company's 2014 Omnibus Incentive Plan or any agreement to which the Participant and the Company or any of its subsidiaries is a party.

        "Determination Period" means, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

        "Individual Award Opportunity" means the potential of a Participant to receive an incentive payment based on the extent to which the applicable performance goals for a Performance Period shall have been satisfied. An Individual Award Opportunity may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.

        "Participant" means an officer or other employee of the Company or any of its subsidiaries who is designated by the Committee to participate in the Plan for a Performance Period, in accordance with Article III.

        "Performance Period" means any period commencing on or after January 1, 2015, for which performance goals are established pursuant to Article IV. A Performance Period may be coincident with one or more fiscal years of the Company or a portion of any fiscal year of the Company.

        "Plan" means the Veritiv Corporation 2015 Annual Incentive Plan, as set forth herein, as it may be amended from time to time.

III. ADMINISTRATION

        3.1.    General.    The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Individual Award Opportunity granted hereunder (including reconciling any inconsistencies, correcting any defaults and addressing any omissions). The Committee's interpretation, construction and administration of the Plan and all its determinations hereunder shall be final, conclusive and binding on all persons for all purposes.

        3.2.    Powers and Responsibilities.    The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1:

  (a)
  to designate within the Determination Period the Participants for a Performance Period;

  (b)
  to establish within the Determination Period the performance goals and other terms and conditions that are to apply to each Participant's Individual Award Opportunity, including the extent to which any incentive payment shall be made to a Participant in the event of (A) the Participant's termination of employment with the Company due to disability, retirement, death or any other reason or (B) a change of control of the Company;

  (c)
  to determine the form of payment of Individual Award Opportunities, which may include, without limitation, cash, shares of Company common stock or stock-based awards granted under the Company's equity incentive plan as in effect from time to time, or any other property approved by the Committee;

  (d)
  to determine and certify in writing prior to the payment under any Individual Award Opportunity that the performance goals for a Performance Period and other material terms applicable to the Individual Award Opportunity have been satisfied;

  (e)
  subject to the requirements of Section 409A of the Code, to decide whether, and under what circumstances and subject to what terms, Individual Award Opportunities are to be paid on a deferred basis, including whether such a deferred payment shall be made solely at the Committee's discretion or whether a Participant may elect deferred payment; and

  (f)
  to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

        3.3.    Delegation of Power.    The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that with respect to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period, (ii) establish performance goals and Individual Award Opportunities for such person, and (iii) certify the achievement of such performance goals.

 IV. PERFORMANCE GOALS

        The Committee shall establish within the Determination Period of each Performance Period one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal. At the discretion of the Committee, the performance goals may be based upon (alone or in combination): (a) net or operating income (before or after taxes) or other income measures; (b) earnings before taxes, interest, depreciation and/or amortization ("EBITDA"); (c) basic or diluted earnings per share or improvement in basic or diluted earnings per share; (d) sales (including, but not limited to, total sales, net sales and revenue growth); (e) profit (including, but not limited to, net profit, gross profit, operating profit, net operating profit, economic profit or other corporate profit measures); (f) financial return measures (including, but not limited to, return on assets, income, capital, invested capital, equity, investments, sales and revenue); (g) cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); (h) productivity ratios (including, but not limited to, measuring liquidity, profitability and leverage); (i) share price (including, but not limited to, growth measures and total shareholder return); (j) expense/cost management targets (including, but not limited, to expense management, expense ratio, expense efficiency ratios or other expense measures); (k) margins (including, but not limited to, operating margin, net income margin, cash margin, gross, net or operating profit margins and EBITDA margins); (l) operating efficiency; (m) market share or market penetration; (n) customer targets (including, but not limited to, customer growth and customer satisfaction); (o) working capital targets or improvements; (p) economic value added; (q) balance sheet metrics (including, but not limited to, inventory, inventory turns, receivables turnover, net asset turnover, total debt, net debt, debt reduction, retained earnings, year-end cash, cash conversion cycle and ratio of debt to equity or to EBITDA); (r) workforce targets (including, but not limited to, diversity goals, employee engagement or satisfaction, employee retention and workplace health and safety goals); (s) implementation, completion or attainment of measurable objectives with respect to research and development, key products or key projects, lines of business, acquisitions and divestitures and strategic plan development and/or implementation; (t) comparisons with various stock market indices, peer companies or industry groups or classifications with regard to one more of these criteria; (u) improvements in capital structure; (v) business expansion or consolidation (acquisitions and divestitures); (w) internal rate of return or increase in net present value; (x) productivity measures; (y) cost reduction measures or, for any period of time in which Section 162(m) is not applicable to the Company and the Plan, or at any time in the case of (A) persons who are not "covered employees" under Section 162(m) of the Code or (B) awards (whether or not to "covered employees") not intended to qualify as performance-based compensation under Section 162(m) of the Code, such other criteria as may be determined by the Committee.

        Performance goals may be established on a Company-wide basis or with respect to one or more subsidiaries or affiliates or business units, divisions, regions, departments, functions or products within the Company, a subsidiary or affiliate and may be expressed in absolute terms, or an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, or measured relative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering a peer group of companies or (v) other external measures of the selected performance criteria. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Any performance objective may measure performance on an individual basis, as appropriate. The Committee may provide for a threshold level of performance below which no payment will be made, and a maximum level of performance above which no additional payments will be made, and it may provide for differing amounts of payments for different levels of performance. The applicable performance goals set forth above may be applied on a pre- or post-tax basis and may be established or adjusted in accordance with Section 162(m) of the Code to include or exclude objectively determinable components of any performance goal, including, without limitation, "non-recurring items" as determined under U.S. generally accepted accounting principles, as identified in the financial statements, notes to the financial statements or management's discussion and analysis in the annual report, and the charges or costs associated with restructurings of the Company, impairments, debt refinancing costs, noncash items, discontinued operations, capital gains and losses, dividends, share repurchases, other unusual, non-recurring or infrequently occurring items, and the cumulative effects of changes in the law or accounting principles. Except in the case of awards to "covered employees" intended to be performance-based compensation under Section 162(m) of the Code, the Committee may also adjust the performance goals for any Performance Period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

V. INDIVIDUAL AWARD OPPORTUNITIES

        5.1.    Terms.    At the time performance goals are established for a Performance Period, the Committee also shall establish an Individual Award Opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets of performance goals. The targets shall be expressed in terms of an objective formula or standard and the Individual Award Opportunity may, at the discretion of the Committee, be based upon the Participant's annual base salary or pay level midpoint or a multiple thereof. In all cases the Committee shall have the sole and absolute discretion to reduce the amount of any payment under any Individual Award Opportunity that would otherwise be made to any Participant or to decide that no payment shall be made, and the Committee may in its sole discretion establish secondary performance goals, that need not be specified in Article IV of the Plan, which the Committee may use as guidelines in making the decision whether to reduce any such payment. No Participant shall receive a payment under the Plan with respect to any fiscal year of the Company in excess of $10,000,000, which maximum amount shall be proportionately increased or decreased with respect to Performance Periods that are more or less than one year in duration.

        5.2.    Incentive Payments.    Subject to Section 3.2(e), payments under Individual Award Opportunities shall be made within 2 1/2 months after the end of the Performance Period for which the incentive awards are payable, except that no such payment shall be made unless and until the Committee, based to the extent applicable on the Company's audited consolidated financial statements for such Performance Period (as prepared and reviewed by the Company's independent public accountants), has certified in writing the extent to which the applicable performance goals for such Performance Period have been satisfied.

        5.3.    Forfeiture of Awards.    Awards granted under this Plan shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct, Competitive Activity or other conduct by a Participant that is detrimental to the business or reputation of the Company and/or its affiliates) as may be adopted by the Committee or the Board from time to time and communicated to Participants. Any such policies may (in the discretion of the Committee or the Board) be applied to outstanding awards at the time of adoption of such policies, or on a prospective basis only. The Committee may specify that a Participant's rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct, Competitive Activity or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its affiliates). A Participant shall also forfeit and disgorge to the Company any awards granted or paid to the extent required by applicable law or regulations in effect on or after the effective date of the Plan, including Section 304 of the Sarbanes-Oxley Act of

2002 and Section 10D of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For the avoidance of doubt, the Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. The implementation of policies and procedures pursuant to this Section 5.3 and any modification of the same shall not be subject to any restrictions on amendment or modification of awards.

        5.4.    Clawbacks.    Awards shall be subject to any generally applicable clawback policy adopted by the Committee, the Board or the Company that is communicated to Participants or any such policy adopted to comply with applicable law.

VI. GENERAL

        6.1.    Effective Date and Term of Plan.    The Plan was submitted to the stockholders of the Company for approval at the 2015 annual meeting of stockholders and, subject to approval by the affirmative vote of the holders of a majority in voting power of the shares of common stock of the Company entitled to vote and represented in person or by proxy at the annual meeting, become effective for Performance Periods beginning on and after January 1, 2015. This Plan may be terminated at any time by the Committee. The Plan has been amended and restated, as set forth herein, effective March 8, 2017, subject to approval by the affirmative vote of the holders of a majority in voting power of the shares of common stock of the Company entitled to vote and represented in person or by proxy at the Company's 2017 annual meeting. In the event that this Plan, as amended and restated, is not approved by the stockholders of the Company, the amendment and restatement of this Plan shall be null and void.

        6.2.    Amendment or Termination of Plan.    The Committee may amend or terminate this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code.

        6.3.    Non-Transferability of Awards.    No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

        6.4.    Tax Withholding.    The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.

        6.5.    No Right of Participation or Employment.    No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

        6.6.    Designation of Beneficiary.    If permitted by the Company, a Participant may file with the Company a written designation of one or more persons as such Participant's beneficiary or beneficiaries (both primary and contingent) in the event of the Participant's death. Each beneficiary designation shall become effective only when filed in writing with the Company during the Participant's lifetime on a form prescribed by the Company. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award shall be payable to the Participant's executor, administrator, legal representative or similar person.

        6.7.    Governing Law.    This Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        6.8.    Other Plans.    Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

        6.9.    Binding Effect.    The Plan shall be binding upon the Company and its successors and assigns and the Participants and their beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 24, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/VRTV • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5. 1. Election of Directors: + For Against Abstain For Against Abstain For Against Abstain 01 - Daniel T. Henry 02 - Liza K. Landsman 03 - Mary A. Laschinger 04 - Tracy A. Leinbach 05 - William E. Mitchell 06 - Michael P. Muldowney 07 - Charles G. Ward, III 08 - John J. Zillmer For Against Abstain ForAgainst Abstain 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017. 4. To approve the Veritiv Corporation 2014 Omnibus Incentive Plan, as amended and restated to increase the number of shares available for issuance under the plan and to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation. 3. To approve, on an advisory basis, the Company’s executive compensation. 5. To approve the Veritiv Corporation 2015 Annual Incentive Plan, as amended and restated to modify the performance goals that may be used to grant awards that are intended to qualify as performance-based compensation. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. leted for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 7 7 0 0 1 02KL6A MMMMMMMMM C Authorized Signatures — This section must be comp B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Veritiv Corporation Notice of 2017 Annual Meeting of Stockholders Le Méridien Atlanta Perimeter 111 Perimeter Center West, Atlanta GA 30346 Proxy Solicited by Board of Directors for Annual Meeting — May 25, 2017 Mary A. Laschinger and Mark W. Hianik, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Veritiv Corporation to be held on May 25, 2017 or at any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1 and FOR proposals 2, 3, 4 and 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)